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                                                                    EXHIBT 10.17




                              DATED 19 AUGUST 1998





                          WESSEX WATER PLC          (1)


                          A.F. CROFTS ESQ. & ORS.   (2)







                      ------------------------------------


                              DEFINITIVE TRUST DEED


                                    AND RULES

                      ------------------------------------


                      WESSEX WATER EXECUTIVE PENSION SCHEME



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                                      INDEX


CLAUSE NO.     DESCRIPTION                                               PAGE NO

PART I: ESTABLISHMENT OF SCHEME AND FUND.......................................2

1.00              OPERATION OF DEFINITIVE DEED.................................2
                  1.01 Alteration..............................................2
                  1.02 Previous Acts...........................................2
                  1.03 Previous Exits..........................................2
                  1.04 Alterations Conditional.................................3
                  1.05 Changes in Principal Employer...........................3

2.00              INTERPRETATION...............................................3

3.00              OBJECT OF SCHEME.............................................3
                  3.01 Object of Scheme........................................3

4.00              CONSTITUTION OF SCHEME.......................................4
                  4.01 Governing documents.....................................4
                  4.02 Scheme to be administered by the Trustees...............4

5.00              CONSTITUTION OF FUND.........................................4
                  5.01 Fund to be vested in the Trustees.......................4
                  5.02 Voluntary Contributions.................................4
                  5.03 Gifts donations and bequests............................4
                  5.04 Surplus.................................................4

PART II: THE TRUSTEES..........................................................6

6.00              THE TRUSTEES: APPOINTMENT, REMOVAL
                  AND REMUNERATION.............................................6
                  6.01 Power of appointment and removal
                       vested in Principal Employer............................6
                  6.02 Power of appointment and removal vested
                       in Trustees in certain circumstances....................6
                  6.03 Member Trustees.........................................6
                  6.04 Resignation of a trustee................................6
                  6.05 Remuneration............................................7
                  6.06 Professional charges....................................7
                  6.07 Trustee may retain benefits.............................7

7.00              THE TRUSTEES: POWERS AND DUTIES..............................7
                  7.01 General powers for carrying out
                       the purposes of the Scheme..............................7
                  7.02 Administrative powers...................................8
                  7.03 Investment powers.......................................9
                  7.04 Power to effect insurance policies.....................11
                  7.05 Borrowing powers.......................................12
                  7.06 Power to insure Fund...................................12
                  7.07 Power to effect indemnity insurance....................12
                  7.08 Fund may be held in name of nominee....................13

8.00              THE TRUSTEES: MANNER IN WHICH THEY SHALL
                  EXERCISE THEIR POWERS AND DUTIES
                  AND DISCRETIONS.............................................13
                  8.01 Meetings; decisions may also be taken
                       without meetings.......................................13

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9.00              TRUSTEES' DUTY TO KEEP RECORDS.............................15
                  9.01 Records of benefit entitlement........................15
                  9.02 Annual report.........................................15
                  9.03 Audit of accounts.....................................15
                  9.04 General Disclosure....................................16

10.00             TRUSTEES' DUTY TO OBTAIN ACTUARIAL VALUATION...............16
                  10.01 Mandatory valuations.................................16
                  10.02 Discretionary valuations.............................16

11.00             LIMITATION OF LIABILITY AND INDEMNITY OF TRUSTEES..........16
                  11.01 Exoneration..........................................16
                  11.02 Indemnity............................................17
                  11.03 Legal proceedings....................................17
                  11.04 Payment in error.....................................17

PART III: SCHEME CHANGES.....................................................18

12.00             AMENDMENT OF SCHEME........................................18
                  12.01 Scope and manner of amendment........................18

13.00             ADMISSION OF ASSOCIATED EMPLOYER...........................18

PART IV: MISCELLANEOUS.......................................................19

14.00             DISPUTES...................................................19
                  14.01 Reserved matters.....................................19
                  14.02 Disputes.............................................19
                  14.03 Internal dispute resolution..........................19

15.00             COSTS OF SCHEME............................................19
                  15.01 Apportionment and reimbursement of costs.............19

16.00             GOVERNING LAW..............................................20

PART V: WINDING UP...........................................................21

17.00             WINDING UP AND DISSOLUTION.................................21

















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                  THE RULES OF THE WESSEX WATER
                  EXECUTIVE PENSION SCHEME...................................22

SECTION I GENERAL ...........................................................22

1.00              NAME OF SCHEME.............................................22

2.00              COMMENCEMENT...............................................22

3.00              INTERPRETATION.............................................22

SECTION II MEMBERSHIP........................................................23

4.00              ELIGIBILITY FOR MEMBERSHIP.................................23

5.00              ADMISSION TO AND DURATION OF EMBERSHIP.....................23
                  5.01 Admission.............................................23
                  5.02 Membership conditions.................................23
                  5.03 Continuation of Active Membership during
                       breaks in Service and during
                       Overseas Service......................................24
                  5.04 Cessation of Active Membership while
                       remaining in Service..................................25
                  5.05 Resumption of Active Membership.......................26

6.00              [AVAILABLE]................................................26

SECTION III CONTRIBUTIONS....................................................27

7.00              MEMBERS' ORDINARY CONTRIBUTIONS - NONE.....................27

8.00              MEMBERS' VOLUNTARY CONTRIBUTIONS...........................27

9.00              MEMBERS' VOLUNTARY CONTRIBUTIONS: BENEFITS.................29

10.00             EMPLOYER'S CONTRIBUTIONS...................................30
                  10.01 Ordinary annual contributions........................30
                  10.02 Additional special contributions.....................30

SECTION IV RETIREMENT BENEFITS...............................................31

11.00             BENEFITS ON RETIREMENT AT NORMAL PENSION DATE..............31
                  11.01 Entitlement to pension...............................31
                  11.02 Amount of pension....................................31

12.00             BENEFITS ON EARLY RETIREMENT...............................32
                  12.01 Early retirement on reduced pension..................32
                  12.02 Enhanced early retirement pension where
                        retirement is due to Incapacity......................32

13.00             [AVAILABLE]................................................33

14.00             BENEFITS ON LATE RETIREMENT................................33
                  14.01 Option to draw benefits from Normal
                        Pension Date.........................................33

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                  14.02 Amount of late retirement pension....................33

15.00             BENEFITS ON CEASING TO BE AN
                  ACTIVE MEMBER..............................................34
                  15.01 Application of Rule..................................34
                  15.02 Member with less than 2 years'
                        Qualifying  Service at the date of
                        ceasing to be an Active Member:
                        Refund of Member's Voluntary
                        Contributions (if any)...............................34
                  15.03 Member with 2 or more years'
                        Qualifying Service: options available................34
                  15.04 Preservation of benefits within
                        the Scheme...........................................35
                  15.05 Transfers from the Scheme............................38
                  15.06 Buy-out under Section 95 of the 1993 Act.............40
                  15.07 Discharge of Scheme from liability...................41
                  15.08 Right to Cash Equivalent.............................42
                  15.09 Adjustment of Cash Equivalent........................44
                  15.10 Statutory Requirements...............................44

16.00             TRANSFERS INTO THE SCHEME..................................44

17.00             [AVAILABLE]................................................45

SECTION V BENEFITS INCREASES.................................................46

18.00             AUGMENTATION OF BENEFITS...................................46
                  18.01 Extension of existing benefits and
                        grant of new benefits................................46

19.00             INDEXATION.................................................46
                  19.01    ..................................................46
                  19.02 Pensions in payment..................................46
                  19.03 Amount of Increase...................................47
                  19.04 Preserved pensions not yet in payment................47
                  19.05 Discretionary increases..............................47
                  19.06 Proportionate increase where Active
                        Membership ceases....................................47

SECTION VI OPTIONS FOR ALTERNATIVE BENEFITS..................................48

20.00             EXCHANGING PENSION FOR LUMP SUM............................48
                  20.01 How option is exercised..............................48
                  20.02 Calculation of lump sum..............................48
                  20.03 Lump sum available in special
                        circumstances: exceptional ill-health................48
                  20.04 Lump sum available in special
                        circumstances: pension of Trivial Amount.............48
                  20.05 Limit on lump sum: Revenue restriction...............49

21.00             SURRENDERING PENSION TO PROVIDE A SPOUSE'S OR
                  DEPENDANT'S PENSION........................................49

SECTION VII DEATH BENEFITS...................................................51

22.00             DEATH OF MEMBER IN SERVICE.................................51
                  22.01 Lump sum death benefit...............................51
                  22.02 Spouse's pension.....................................52
                  22.03 Children's pensions..................................52

23.00             DEATH OF MEMBER IN RECEIPT OF PENSION......................53


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                  23.01  Lump sum............................................53
                  23.02  Spouse's pension....................................54
                  23.03  Children's pensions.................................54

SECTION VIII PAYMENT OF BENEFITS.............................................56

24.00             PAYMENT OF PENSIONS........................................56
                  24.01  Member's pension....................................56
                  24.02  Spouse's and Dependant's pensions...................56
                  24.03  Children's pensions.................................56
                  24.04  Method of payment...................................57

24A.00            DISCRETION TO PAY SPOUSE'S PENSIONS TO COMMON LAW
                  SPOUSE OR DEPENDANT........................................57
                  24A.01 Trustees' general discretion........................57
                  24A.02 Discretion where no Spouse's pension payable........57
                  24A.03 Discretion where Spouse's pension is payable........57

25.00             MINORITY OR INCAPACITY OF BENEFICIARY......................58

26.00             UNCLAIMED BENEFITS.........................................58

SECTION IX MISCELLANEOUS.....................................................59

27.00             TRUSTEES' DISCRETION ON NOTICES AND TIME LIMITS............59

28.00             TAX........................................................59

29.00             INHERITANCE TAX............................................59

30.00             PROHIBITION OF ASSIGNMENT AND FORFEITURE
                  OF BENEFITS................................................59
                  30.01  Prohibition of assignment of benefits...............59
                  30.02  Forfeiture of benefits..............................60

31.00             DISMISSAL OF EMPLOYEES: DEDUCTIONS FROM BENEFIT............60

32.00             RIGHT TO INFORMATION.......................................61

SECTION X WINDING-UP.........................................................62
                  33.01  Terminating Events..................................62
                  33.02  Trustees' powers if a terminating
                         event occurs........................................62
                  33.03  Withdrawal of an Employer...........................63
                  33.04  Benefits of Members in Service......................63
                  33.05  Application of the Fund on Winding-up...............63
                  33.06  Method of calculating proportion of
                         Fund on withdrawal or disposal of an
                         Employer or undertaking.............................66
                  33.07 Methods of securing benefits.........................67





                                        v

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APPENDIX A - DEFINITIONS.....................................................68

APPENDIX B - LUMP SUM COMMUTATION FACTORS....................................80

APPENDIX C - REVENUE LIMITATIONS.............................................81

APPENDIX D - EARLIER GOVERNING DOCUMENTS.....................................96





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DEFINITIVE TRUST DEED

MADE 19  AUGUST 1998

BETWEEN:-

(1) WESSEX WATER PLC of Wessex House, Passage Street, Bristol BS2 OJQ (the "Principal Employer") and

(2) ALAN FRANCIS CROFTS of 26 Rock Lane, Stoke Gifford, Bristol BS12 6PF RODERICK DAVID KENT of Wolverton Cottage, Wolverton, Basingstoke, Hampshire RG26 5SX and NICHOLAS ANTHONY WILLIAM WHEATLEY of The Old Rectory, Stubbs Lane, Kingston St. Michael, Wiltshire SN14 6NZ (the "Trustees").

RECITALS:

(A) This deed (the "Definitive Deed") is supplemental to the deeds set out in Appendix D of the Schedule which together constitute the governing provisions of the WESSEX WATER EXECUTIVE PENSION SCHEME (the "Scheme").

(B) Under and subject to the provisions of Clause 12.01 of the Definitive Deed and Rules dated 5 August 1992 (the "Previous Deed") the Principal Employer may, with the Trustees' consent, at any time by deed executed by the Principal Employer and the Trustees alter or modify all or any of the trusts, powers and provisions of the Scheme and make new provisions in place of or in addition to the same with effect from such retrospective, coincident or future date as is specified in such deed.

(C) The Principal Employer and the Trustees wish to exercise the powers referred to in Recital (B) above in order to alter the provisions of the Scheme so that, inter alia, they reflect the requirements of the Pensions Act 1995.
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(D)          The Principal Employer and the Trustees are respectively the present principal employer and trustees for the purposes of the Scheme.

OPERATIVE PROVISIONS

PART I : ESTABLISHMENT OF SCHEME AND FUND

1.00         OPERATION OF DEFINITIVE DEED

1.01         ALTERATION
             Subject to Clauses 1.03 and 1.04, the Principal Employer, with the consent of the Trustees, in exercise of the powers conferred on it by the Previous Deed, with effect as of and from the date hereof ("the Alteration Date") (except where any other date is required by any statutory provision or for the purposes of Revenue Approval) HEREBY ALTERS the provisions of the Previous Deed and the Rules scheduled to it by deleting them in their entirety and substituting for them the following provisions of this Definitive Deed (including the Schedule to it).

1.02         PREVIOUS ACTS
             Nothing in this Definitive Deed shall operate so as to invalidate or affect any act or the exercise of any power, discretion or right before the date of this Definitive Deed by the Trustees or any of the Employers.

1.03         PREVIOUS EXITS
             If a person:-

             (a)         ceased to be an Active Member before the Alteration
                         Date, or

             (b) had become entitled or contingently entitled to a pension or other benefit under the Scheme on the death of an individual to whom (a) above applies,

             the benefits of that person under the Scheme shall be determined by reference to the applicable deeds listed in Appendix D as modified by any relevant notices in writing and by any requirements of the 1993 Act, the 1995 Act and any other relevant


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             statutory provision, and any requirements of the Board of the
             Inland Revenue and any other Regulatory Authority, but subject to that, the provisions of the Definitive Deed shall apply.

1.04         ALTERATIONS CONDITIONAL
             The alterations made by the Definitive Deed are conditional upon receipt of confirmation from the Board of the Inland Revenue that Revenue Approval would not be affected by the alterations.

1.05         CHANGES IN PRINCIPAL EMPLOYER
             Any company, body undertaking or person which satisfies the requirements set out in (i) or (ii) of paragraph 1.32 of Appendix A may with the consent of the Trustees become the Principal Employer under the Scheme in succession to the relevant Principal Employer if Revenue Approval would not be prejudiced as a result. Such a change of Principal Employer shall be effected by a deed executed by the new Principal Employer and the Trustees in which the new Principal Employer agrees with the Trustees to assume and undertake the liabilities, rights and position of the previous Principal Employer.

2.00         INTERPRETATION
             The words and expressions defined in Appendix A to the Rules shall bear those meanings where they are used in the Definitive Deed. The interpretation provisions contained in Rule 3.00 shall also apply.

3.00         OBJECT OF SCHEME

3.01         OBJECT OF SCHEME
             The object of the Scheme is to provide Relevant Benefits for and in respect of eligible employees and directors and former employees and directors of the Employers.

                                       3
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4.00         CONSTITUTION OF SCHEME

4.01         GOVERNING DOCUMENTS
             The Scheme shall be governed by the provisions contained in the Definitive Deed and the Rules.

4.02         SCHEME TO BE ADMINISTERED BY THE TRUSTEES
             The administration and management of the Scheme shall be vested in the Trustees. The Trustees shall (unless they resolve otherwise) be the administrator of the Scheme as defined in Section 611AA of the Taxes Act, and shall duly discharge or procure the discharge of all duties imposed by the Taxes Act upon the administrator of the Scheme. As the administrator, they may from time to time give undertakings for the purpose of obtaining or maintaining Revenue Approval.

5.00         CONSTITUTION OF FUND

5.01         FUND TO BE VESTED IN THE TRUSTEES
             The Fund shall be vested in the Trustees who shall hold it upon trust for application in accordance with the provisions of the Definitive Deed and Rules.

5.02         VOLUNTARY CONTRIBUTIONS
             The Trustees shall invest any Voluntary Contributions separately from all other assets of the Fund and hold them and any return arising from the investment or application of them upon trust for the Member making or who has made Voluntary Contributions.

5.03         GIFTS DONATIONS AND BEQUESTS
             The Trustees may accept or renounce any gifts, donations and bequests which may be made by any person or persons or body for the purposes of the Scheme.

5.04         SURPLUS
             (i) For the avoidance of doubt it is hereby declared that the whole of the Fund from time to time including any actuarial surplus howsoever arising shall be held on the trusts declared by Clause 5.01 and no Member or other

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

                         person shall have any interest in any such surplus save in accordance with the express provisions of the Definitive Deed or Rules;

             (ii) If at any time the Actuary shall certify that the value of the assets of the Scheme exceeds the value of the liabilities by a percentage which is more than the prescribed maximum (as defined in Regulation 10(4) of the Pension Scheme Surpluses (Valuation) Regulations
                         1987), or if the Board of Inland Revenue shall notify the Trustees that there is such an excess, the Trustees having taken the advice of the Actuary and with the consent of the Principal Employer (except that where an unconditional offer for the issued share capital conferring a majority of the voting rights in respect of the Principal Employer or any company controlling the Principal Employer has been made and where that offer has not been withdrawn at the date a decision under this Clause 5.04(ii) is made the consent of the Principal Employer shall not be required) shall subject to the 1995 Act reduce or eliminate the excess in one or more of the following ways:-

                         (1) By making payments to the Employers but subject always to the consent of the Board of Inland Revenue;

                         (2) By suspending an Employer's obligations to pay contributions under the Scheme or by reducing the amount of an Employer's contribution under the Scheme;

                         (3) By suspending the obligation of employees to pay contributions under the Scheme or by reducing the amount of employees' contributions under the Scheme;

                         (4) By improving existing benefits under the Scheme;

                         (5)         By providing new benefits under the Scheme;
                                     and

                         (6)         In such other ways as may be prescribed.

             In taking any such action the Trustees shall ensure that Revenue Approval is not prejudiced.

PART II : THE TRUSTEES

6.00         THE TRUSTEES: APPOINTMENT, REMOVAL AND REMUNERATION

6.01 POWER OF APPOINTMENT AND REMOVAL VESTED IN PRINCIPAL EMPLOYER Subject to Clause 6.02 the Principal Employer shall have power by deed to appoint new or additional trustees of the Scheme and to remove a trustee or trustees from office. The Principal Employer may at any time appoint a corporate trustee (whether or not a trust corporation) either to act as sole trustee or to act jointly with another trustee or trustees. If the Principal Employer does not appoint a corporate trustee, the number of trustees of the Scheme shall not be less than 3. Unless otherwise agreed between the Principal Employer and the Trustees a trustee shall retire from office on the second anniversary of his appointment following which he may be re-appointed.

6.02         POWER OF APPOINTMENT AND REMOVAL VESTED IN TRUSTEES IN CERTAIN
             CIRCUMSTANCES
             Where there has been an unconditional offer for the issued share capital conferring a majority of the voting rights in respect of the Principal Employer or any company controlling the Principal Employer the power of appointment and removal of trustees shall vest in the Trustees rather than the Principal Employer until such time as the offer has been withdrawn or otherwise as the Trustees determine.

6.03         MEMBER TRUSTEES
             The power to appoint and remove the Trustees shall be exercised in accordance with sections 16 to 21 of the 1995 Act and any arrangements made from time to time under those sections.

6.04         RESIGNATION OF A TRUSTEE
             A trustee may at any time give reasonable notice to the Principal Employer that he or it wishes to resign from office. At the expiry of the notice period, the Principal Employer and the Trustees shall take the necessary action to give effect to the discharge of the retiring trustee and the vesting of the Fund in any new trustee or trustees who may be appointed, or in the continuing trustee or trustees as the case may be.

6.05         REMUNERATION
             A trustee or where the trustee is a corporate body any officer of that corporate body shall (subject to the approval of the Principal Employer) be entitled to receive remuneration for acting as trustee and for services performed by him or it in connection with the Scheme. A trustee shall also be reimbursed all reasonable costs, charges and expenses incurred by him or it in relation to the Scheme.

6.06         PROFESSIONAL CHARGES
             Any of the Trustees or, where a corporate body is appointed as a trustee, any of its officers, who is a person engaged in any profession or business, may charge and be paid all usual professional or other charges for business done by him or his firm in connection with the Scheme.

6.07         TRUSTEE MAY RETAIN BENEFITS
             A Trustee who is a Member of the Scheme may retain any benefits to which he is entitled under the Rules.

7.00         THE TRUSTEES: POWERS AND DUTIES

7.01         GENERAL POWERS FOR CARRYING OUT THE PURPOSES OF THE SCHEME
             The Trustees are hereby granted all the powers and discretions which they may from time to time require to carry out the purposes of the Scheme. They may delegate or sub-delegate subject to any restrictions they think fit any of the powers and duties conferred on them by the Definitive Deed or by the Rules either:-

             (i)         to a committee of the Trustees; or

             (ii) to any other person, persons or body (which may include any one or more of the Employers) on which the Trustees may at any time decide.

             Any committee of the Trustees shall consist of at least 2 of their number.

7.02         ADMINISTRATIVE POWERS
             Without affecting their general powers as trustees of the Scheme, the Trustees shall have power:-

             (i) to employ an agent or agents to carry out the purposes of the Scheme. The agent or agents the Trustees select may include one or more of the Employers;

             (ii) to appoint, to remove and to obtain advice from an Actuary and any legal adviser, accountant or other adviser, on terms which the Trustees think fit regarding duties and remuneration provided that any appointment of a professional adviser as defined in section 47 of the 1995 Act shall be in accordance with that section and the Occupational Pension Schemes (Scheme Administration) Regulations 1996. The Trustees shall not be chargeable or accountable in respect of any calculation, decision, payment or other matter made, done or omitted by the Trustees in the administration of the Scheme upon the advice of an Actuary or of any other person so consulted;

             (iii) to appoint and to remove any clerical or executive officers or staff which they consider desirable for the management of the Scheme, and to use the services of any officers or staff which any of the Employers may make available for this purpose;

             (iv) to open and operate one or more bank accounts in the name of the Scheme and to delegate in writing their powers in this respect, including the power to draw cheques on any bank account or to endorse any cheque or to give receipts and discharges and every such receipt and discharge shall be as valid as if it were given by the Trustees; and

             (v) to authorise any 2 or more of their number to sign documents on behalf of the Trustees.

7.03         INVESTMENT POWERS
             (1) The Trustees may invest or apply all or any part of the Fund and vary and transpose any investments or moneys applied which form part of the Fund in any form of investment (whether or not involving liability, whether or not upon security, whether or not producing income, and whether or not authorised by law for the investment of trust moneys) which the Trustees could make if they were absolutely and beneficially entitled to the Fund, or in any form of investment which would be unavailable other than as a trustee of a retirement benefits scheme or only available to them on less favourable terms.

             (2) Without prejudice to the generality of this Clause 7.03, the Trustees may:-

             (i) make deposits with any bank or banks on current or deposit account, or make deposits at interest with any building society, joint stock company or mutual or other society or body of repute and standing which carries on the business of banking or insurance or bill discounting; or

             (ii) apply trust moneys by way of participation in any scheme of deposit administration or any managed funds administered by any Approved Insurer; or

             (iii) apply or invest trust moneys in the acquisition by purchase, subscription or otherwise of such stocks, funds, shares, securities, mortgages or other investments or property rights and interests (real or personal) of whatsoever nature and wheresoever situate (including shares or units of any investment trust, unit trust or common investment fund, or other company, association or body designed to provide a spread of investments); or

             (iv) underwrite, sub-underwrite or guarantee the subscription of any stocks, funds, shares, securities or other investments; or

             (v) apply the moneys or other assets of the Fund by way of participation in any investment (whether income producing or not) or in the acquisition or development, or acquisition and development of any interest in land or property jointly with any party or parties, whether the interest of the Trustees so acquired is that of partners or of trustees holding the same upon trust for sale or otherwise, notwithstanding that the interest so acquired in any such investment or venture may be a minority interest; or

             (vi) make secured or unsecured loans to persons or bodies corporate on such terms as the Trustees may determine; or

             (vii) deal in financial futures and traded options within the scope of Section 659A of the Taxes Act; or

             (viii) apply trust moneys in or towards the acquisition of any article or commodity which the Trustees believe is likely to realise a capital profit.

             (3) The Trustees shall secure that there is prepared, maintained and from time to time revised a written Statement of Investment Principles and in so doing shall take appropriate advice and consult the Employers in accordance with section 35 of the 1995 Act.

             (4)         The Trustees shall comply with the requirements of
                         section 36 of the 1995 Act in the exercise of their powers of investment. They shall have due regard inter alia to the Statement of Investment Principles, the need for diversification of investments, the suitability of all current and proposed investments and the need to receive proper written advice.

             (5) The Trustees shall comply with the restriction on employer-related investments set out in section 40 of the 1995 Act and regulations made thereunder.


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

             (6) The Trustees shall where required by section 47 of the 1995 Act and may in all other circumstances appoint one or more Fund Managers for all or part of the Fund. The Trustees may delegate to those Fund Managers the exercise of the power of investment conferred upon the Trustees. The Trustees may appoint a Fund Manager to act jointly with any other person or body. The Trustees may authorise a Fund Manager to open and operate any capital accounts, income accounts and deposit accounts which a Fund Manager shall consider proper and to which the Trustees have agreed. The Trustees may enter into arrangements with any Fund Manager which they may consider proper for this purpose, including any customer agreement for the purposes of the Financial Services Act 1986, and negotiate with and pay to any Fund Manager fees, commission and other remuneration for his or their services.

7.04         POWER TO EFFECT INSURANCE POLICIES
             The Trustees may in their own name or that of any nominee or nominees effect deferred or immediate annuity policies, life assurance policies, retirement, endowment or sinking fund contracts or policies, or make other suitable arrangements with any one or more Approved Insurers for the provision of the pensions or other benefits for which the Rules provide. They may enter into any arrangements with any Approved Insurer or with any other appropriate insurance society, company or institution to re-insure the whole or any part of the risks undertaken and in particular to re-insure against any excess of claims that might fall upon the Scheme. The Trustees may pay all premiums and other moneys (if any) from time to time required for effecting and maintaining any such policies or arrangements from the Fund. The Trustees shall be entitled to deal with any such policies or contracts by way of surrender, exchange, mortgage or otherwise, or to make such other arrangements in connection therewith as they shall think fit, and no Approved Insurer or other society, company or institution as aforesaid shall in any case be concerned to ensure as to the object of any such dealing or arrangement.

7.05         BORROWING POWERS
             Subject to the consent of the Principal Employer, the Trustees or with their consent any investment manager or managers they may have appointed shall have power to borrow or raise any money from time to time. They may exercise this power upon any terms and conditions and secure the repayment of the amount borrowed and the payment of interest on it upon the whole or any part or parts of the Fund and apply moneys so borrowed in any manner which the Trustees may in their absolute discretion (or in the case of such power being exercised by an investment manager which that investment manager may subject to the consent of the Trustees) think fit for the purposes of the Scheme or the relevant part or parts of it. All moneys borrowed or raised in this way shall be treated as moneys forming part of the Fund. The Trustees or investment manager may from time to time if the Trustees consider it to the advantage of the Fund to do so, exercise the power given to them by borrowing or raising money in any part of the world for the purpose of making additional investments to be held as part of the Fund.

7.06         POWER TO INSURE FUND
             The Trustees may insure or procure the insurance of any assets of the Fund as they think appropriate, against such risks and for such amounts as the Trustees shall in their absolute discretion determine (whether as owners of an interest in such assets or as occupier or otherwise) and may apply an appropriate part of the Fund, whether income or capital, in effecting and maintaining any such insurance. The Trustees shall hold the proceeds of this insurance upon the trusts of the Scheme with power to pay or apply the proceeds, in whole or in part, in or towards the repair, replacement, reinstatement or preservation of the asset insured or (as the case may be) in indemnifying the Trustees or the Fund against any claim made against the Trustees in relation to it, to the intent that the powers hereby conferred shall be exercisable by the Trustees as if they were the absolute owner of the Fund beneficially. Any exercise of such powers shall be unrestricted by law.

7.07         POWER TO EFFECT INDEMNITY INSURANCE
             Subject to section 31 of the 1995 Act, the Trustees may at any time effect and maintain professional indemnity insurance or other types of insurance which they think appropriate in the course of administering the Scheme or protecting the Fund, and may pay all premiums due in respect of such insurance from the Fund.

7.08         FUND MAY BE HELD IN NAME OF NOMINEE
             In the exercise of their powers the Trustees shall ensure that the Fund (or any part or parts thereof as appropriate) is at all times held in the name of the Trustees, or of any investment manager that they may have appointed, or in the name of any nominee or nominees which the Trustees shall direct, or jointly in the names of any of these parties.

8.00 THE TRUSTEES: MANNER IN WHICH THEY SHALL EXERCISE THEIR POWERS AND DUTIES AND DISCRETIONS

8.01         MEETINGS; DECISIONS MAY ALSO BE TAKEN WITHOUT MEETINGS
             (a) The Trustees shall subject to paragraph (b) of this Clause 8.01 exercise their duties and their powers and discretions under the Scheme at meetings to be held at such intervals as they think fit PROVIDED that the proceedings at any such meeting shall not be valid unless either:-

                         (i) 7 days' notice of that meeting shall have been given to each Trustee who was within the United Kingdom on the date such notice was served; or

                         (ii) each of the Trustees who has not been served with notice as aforesaid agrees to accept a shorter period of notice or to waive the requirement for notice.

             For this purpose notice of a meeting shall be deemed to have been sufficiently served if in writing and either delivered by hand or sent by telex or by facsimile or by pre-paid first class post to the Trustee in question at his last known address. Any notice served by post as aforesaid shall be deemed to have been served 72 hours after the same was posted.

             The quorum for any meeting of the Trustees shall be two of the Trustees present in person or by proxy. Each of the Trustees shall be entitled to cast one vote on any question which may arise at any such meeting. Any of the Trustees who is unable to attend such a meeting may in writing appoint another of the Trustees or the Secretary to the Trustees as his proxy and such appointee may exercise in addition (if a Trustee) to his own vote the vote of the other Trustee whom he represents. At every meeting all questions shall be decided by a simple majority of votes cast. If there is an equality of votes the question shall be decided on the casting vote of the Chairman of the meeting. Decisions taken in accordance with this Clause 8.01 shall be binding on all the Trustees.

             (b) A resolution in writing which is signed by all the Trustees shall be binding although no formal meeting of the Trustees was held. Such a resolution may be contained in one document or in several documents in like form each signed by one or more of the Trustees.

             (c) The Chairman from time to time of the Trustees shall be nominated by the Principal Employer and if such Chairman is not present at any meeting he shall nominate which Trustee shall take the chair at the meeting.

             (d) The Trustees shall appoint a Secretary who may also be one of the Trustees to assist them in the performance of their duties and the exercise of their powers and discretions. The Secretary shall keep minutes of the meetings and decisions of the Trustees and shall furnish copies thereof to all the Trustees. The Secretary shall also advise the Trustees in relation to the exercise of their duties, powers and discretions in such terms as to ensure so far as possible that their decisions are consistent in similar sets of circumstances although such advice and prior decisions of the Trustees shall not be binding upon them.

             (e) Save as aforesaid the Trustees shall make their own regulations for the conduct of their business and meetings.

             (f) No decision of or exercise of a duty, power or discretion by the Trustees or any of them, or by any delegate of the Trustees or by the Secretary shall be invalidated or questioned on the ground that any trustee for the time being of the Scheme or other person aforesaid had a direct or other personal interest in the manner or result of such decision or of exercising such power, duty or discretion.

9.00         TRUSTEES' DUTY TO KEEP RECORDS

9.01         RECORDS OF BENEFIT ENTITLEMENT
             The Trustees shall keep or cause to be kept a complete record of all persons entitled or potentially entitled to benefit under the Scheme, and all deaths, withdrawals and other matters necessary to be recorded for the proper administration and management of the Scheme and the Fund and compliance with law and in particular the requirements of section 49 of the 1995 Act.

9.02         ANNUAL REPORT
             The Trustees shall each year prepare a report in the form and containing the information then required by law. The report shall be available to all Scheme Members and beneficiaries, prospective Members and beneficiaries and independent trades unions recognised for collective bargaining purposes in relation to Scheme Members and prospective Scheme Members or any other persons from time to time stipulated by law.

9.03         AUDIT OF ACCOUNTS
             In accordance with section 47 of the 1995 Act, the Trustees shall appoint an auditor who shall be an appropriately qualified accountant who may not himself be a Scheme Member, a trustee of the Scheme or a director, officer or employee of a corporate Trustee or of any Employer or any other person disqualified by law from so acting.

             The Trustees shall in accordance with the 1995 Act and the Occupational Pension Schemes (Requirement to obtain Audited Accounts and a Statement from the Auditor) Regulations 1996 obtain audited accounts and an auditor's statement in relation to the Fund in respect of each Scheme year not more than seven months after the end of the Scheme year. The auditor shall have access to all books, papers, vouchers, records and documents connected with the Scheme and shall state in writing the result of each audit. The fees and remuneration of the auditor shall be part of the expenses incurred in or about the execution and carrying out of the trusts of the Scheme.

9.04         GENERAL DISCLOSURE
             In addition to the requirements of this Clause 9.00 the Trustees shall provide such information and make such statements, documents and reports available as are necessary to comply with the 1995 Act and the Disclosure Regulations.

10.00        TRUSTEES' DUTY TO OBTAIN ACTUARIAL VALUATION

10.01        MANDATORY VALUATIONS
             In accordance with section 47 of the 1995 Act, the Trustees shall appoint an Actuary and shall obtain from the Actuary all necessary valuations, statements and certificates in relation to the Scheme required by the 1995 Act. In addition, the Trustees shall obtain actuarial valuations of the Scheme and the effective date of each actuarial valuation shall not be later than 3 years after the effective date of the last preceding one or such shorter interval as may be required by statute.

             The Actuary shall have access to and shall be supplied with all the information he may require relating to the Fund and the Scheme whether held by the Trustees or any Employer. The Actuary shall report to the Trustees in writing on the results of his investigation. The valuation shall comply in all respects with the Disclosure Regulations.

10.02        DISCRETIONARY VALUATIONS
             The Trustees may at any time decide that an actuarial valuation of the whole or one or more parts of the Scheme shall be conducted by the Actuary at a time when no such valuation would otherwise be mandatory. The Principal Employer may similarly decide that a valuation should be made and direct the Trustees accordingly.

11.00        LIMITATION OF LIABILITY AND INDEMNITY OF TRUSTEES

11.01        EXONERATION
             Neither the Trustees nor any of them shall be liable for any actions, claims or demands arising out of anything done or caused to be done or omitted by them or by him in connection with the Scheme or costs arising therefrom except an act or omission which they or he knew to be a breach of trust and which they or he knowingly and wilfully committed or omitted as the case may be.

11.02        INDEMNITY
             In addition to the right to indemnity by law given to trustees, the Trustees shall be indemnified by the Employers in respect of all liabilities and expenses properly incurred in the execution or purported execution of the trusts of the Scheme or of any duties, powers or discretions vested in the Trustees under the Scheme, and against all actions, proceedings, costs, expenses, claims and demands in respect of any matter or thing made, done or omitted in any way relating to the Scheme, unless the same shall be attributable to the fraud or wilful default of the Trustee who is sought to be made liable. This indemnity shall not extend to a claim for value added tax made against a corporate trustee.

11.03        LEGAL PROCEEDINGS
             The Trustees shall not be under any liability to take, institute, maintain or defend any legal proceedings against an Employer or otherwise in relation to the Scheme.

11.04        PAYMENT IN ERROR
             The Trustees shall not be liable in respect of any payment to any person made in the mistaken belief that the person was entitled to it. A receipt issued to the Trustees by that person shall discharge their obligations under the Scheme.

PART III : SCHEME CHANGES

12.00        AMENDMENT OF SCHEME

12.01        SCOPE AND MANNER OF AMENDMENT
             Subject to section 67 of the 1995 Act, the Principal Employer may with the Trustees' consent at any time by deed executed by the Principal Employer and the Trustees alter or modify all or any of the trusts, powers and provisions of the Scheme and make new provisions in place of or in addition to the same with effect from such retrospective, coincident or future date as is specified in such deed.

13.00        ADMISSION OF ASSOCIATED EMPLOYER
             Subject to the following provisions of this Clause, the Principal Employer may with the prior approval of the Board of Inland Revenue extend the Scheme benefits to the employees of any Associated Employer who are eligible for membership of the Scheme, PROVIDED that:-

             (i) the Associated Employer enters into a deed by which it covenants with the Trustees to comply with and observe the provisions of the Definitive Deed and the Rules so far as they are applicable to it as one of the Associated Employers; and

             (ii) the participation of the Associated Employer will not prejudice Revenue Approval.

PART IV : MISCELLANEOUS

14.00        DISPUTES
14.01        RESERVED MATTERS
             The provisions of Clause 14.02 shall have effect subject to the powers expressed to be exercisable by the Employers or any one or more of them under the Definitive Deed and the Rules, and save insofar as any determination under Clause 14.02 may be set aside or varied by any court of competent jurisdiction.

14.02        DISPUTES
             The Trustees shall have power to determine whether or not any person is entitled to any benefit from time to time under the Scheme and the amount of any such benefit and to determine all questions and matters of doubt arising under or in connection with the Scheme and the Fund. Any such determination shall be binding on all interested parties.

14.03        INTERNAL DISPUTE RESOLUTION
             If any dispute arises in connection with the Scheme between:

             (i)         the Trustees on the one part, and

             (ii) a complainant (such person being prescribed under the 1995 Act) on the other part,

             the dispute shall be resolved in accordance with the Scheme's internal dispute resolution procedure which the Trustees shall ensure is created and operated so as to comply with the requirements of section 50 of the 1995 Act.

15.00        COSTS OF SCHEME

15.01        APPORTIONMENT AND REIMBURSEMENT OF COSTS
             All costs, charges and expenses of or incidental to the administration and management of the Scheme and Fund which have properly been incurred or otherwise borne by the Trustees shall be borne by the Fund unless the Principal Employer otherwise determines.

16.00        GOVERNING LAW
             The Definitive Deed and the Rules shall be interpreted according to English Law.

PART V : WINDING UP

17.00        WINDING UP AND DISSOLUTION
             The Scheme shall be wound up, the Fund dissolved and the trusts terminated, in the events and in the manner specified in Rule 33.00.

IN WITNESS whereof the Principal Employer and the Trustees have caused this deed to be executed the day and year first before written

                                  THE SCHEDULE
                                    THE RULES

SECTION I    GENERAL

1.00         NAME OF SCHEME

1.01         The Scheme shall be called the "WESSEX WATER EXECUTIVE PENSION
             SCHEME".

2.00         COMMENCEMENT

2.01         The Scheme came into operation on the Commencement Date.

3.00         INTERPRETATION

3.01 In the Scheme, certain defined words and expressions are used. The definitions and their meanings are set out in Appendix A.

3.02 Words which imply the masculine include the feminine, and words which imply the singular include the plural and vice versa. Reference to any enactment or regulations includes any statutory amendment or re-enactment for the time being in force, and where appropriate any subsequent related legislation.

3.03 For the purposes of the Scheme, any period of 365 consecutive days (or of 366 consecutive days if the period includes 29th February) constitutes a year. No day shall be counted more than once.

3.04 The index and the headings contained in the Definitive Deed and Rules are for convenience only. They shall not affect the interpretation of the Definitive Deed and Rules.

SECTION II   MEMBERSHIP

4.00         ELIGIBILITY FOR MEMBERSHIP

             An Employee shall be eligible for Membership of the Scheme if:-

             (i)         he is a Basic Scheme 6% Level Member;

             (ii)        he has not attained Normal Pension Date;

             (iii) he is invited by the Principal Employer to join the Scheme; and

             (iv) (in the case of an Employee who becomes a Member after the Commencement Date) he is permanently employed under an employment contract of at least 12 months' duration.

5.00         ADMISSION TO AND DURATION OF MEMBERSHIP

5.01         ADMISSION
             An Employee who is invited to join the Scheme under Rule 4.00 shall become a Member with effect from the effective date of the invitation, unless before or within 30 days of that effective date he notifies the Trustees in writing that he does not wish to become or remain a Member of the Scheme. His Membership shall be on the terms set out in these Rules, or on such special terms as the Principal Employer may notify to him in writing, subject to the requirements for Revenue Approval, any relevant legal requirements, and the payment of any additional contributions by the Employer which the Actuary advises are required.

5.02         MEMBERSHIP CONDITIONS
             (i) The Trustees have power at any time to call upon a Member, beneficiary or prospective Member or beneficiary to supply evidence of age or other information which they may reasonably think necessary for the purposes of the Scheme. The Trustees may withhold payment of benefits due until this information is supplied.

             (ii) The Principal Employer may at its discretion require a prospective Member (including any person who has not elected to become a Member when first eligible to do
                         so) and any Member resuming Active Membership to complete a medical questionnaire or to undergo a medical examination. If the Principal Employer is not satisfied with the results, it may (subject to the requirements of the Disability Discrimination Act 1995 and any regulations made thereunder) either direct the Trustees to refuse the Employee Membership or the resumption of his Active Membership, or direct them to impose conditions in respect of some or all of the benefits normally payable.

5.03 CONTINUATION OF ACTIVE MEMBERSHIP DURING BREAKS IN SERVICE AND DURING OVERSEAS SERVICE

             ABSENCE BECAUSE OF ILL-HEALTH OR UK SECONDMENT
             (i) This paragraph of Rule 5.03 applies if a Member is on leave of absence from Service because of ill-health or because he has been seconded to a United Kingdom government department or is engaged on similar work of national importance, and is receiving no Pensionable Salary or a reduced rate of Pensionable Salary. Where contributions to the Basic Scheme are being paid by the Member, the Employer shall continue to pay Employer's contributions under Rule 10.00.

             ABSENCE FOR OTHER REASONS INCLUDING MATERNITY LEAVE EXCEPT
             OVERSEAS SERVICE
             (ii) This paragraph of Rule 5.03 applies if a Member is on leave of absence from Service with the Employer's consent for any reason other than that under paragraph
                         (i) and is receiving no Pensionable Salary or a reduced rate of Pensionable Salary. Where contributions to the Basic Scheme are being paid by the Member, the Employer shall continue to pay Employer's contributions under Rule 10.00 and the provisions of the Basic Scheme relating to benefits during maternity leave shall apply mutatis mutandis to the Scheme.

             MEMBER ON OVERSEAS SERVICE
             (iii) This paragraph of Rule 5.03 applies if a Member is on Overseas Service. Such a Member shall remain an Active Member so long as Revenue Approval is not prejudiced as a result. Contributions shall be paid in respect of him and benefits calculated on the basis of the amount certified by the Principal Employer as his Pensionable Salary.

             PERIOD OF ABSENCE ONLY PENSIONABLE IF CONTRIBUTIONS PAID
             (iv) If contributions to the Basic Scheme are maintained by the Member or paid on his behalf by the Employer during periods of leave of absence for the reasons specified in Rules 5.03(i), (ii) or (iii), the Member will continue to be an Active Member and those periods will form part of his Pensionable Service. No other absences from Service will count as Pensionable Service although the periods of Pensionable Service before and after the break will be treated as continuous subject always to compliance with the provisions of Appendix C.

5.04         CESSATION OF ACTIVE MEMBERSHIP WHILE REMAINING IN SERVICE
             (i) A Member who ceases to work full-time while remaining in Service shall thereupon cease to be an Active Member.

             LEAVING THE SCHEME VOLUNTARILY
             (ii) A Member may at any time elect to cease Active Membership on giving the Trustees at least 30 days' notice. His Active Membership shall cease on the first day of the pay period following the expiry of the notice period, and his benefits under the Scheme shall be calculated as at that date and dealt with under Rule
                         15.00 (Benefits on ceasing to be an Active Member). However, where the Member gives notice under Rule 5.01, he shall be treated as never having become an Active Member.

             MEMBER ON OVERSEAS SERVICE
             (iii) Where a Member on Overseas Service is required to cease being an Active Member, either in order that Revenue Approval will not be prejudiced or because the period that the Board of Inland Revenue permitted him to remain an Active Member has expired his benefits shall be calculated as at that date and dealt with under Rule
                         15.00 (Benefits on ceasing to be an Active Member). Where he returns to Active Membership after his Overseas Service ends, the Member's previous period of Pensionable Service shall be reinstated in place of the preserved Top-Up Pension to which the Member would otherwise be entitled.

5.05         RESUMPTION OF ACTIVE MEMBERSHIP
             If a Member who remains in Service elects to withdraw from Active Membership under Rule 5.04(ii), he will be permitted to resume Active Membership only if the Principal Employer so determines. In that event the Principal Employer may at its discretion allow the Member's previous period of Pensionable Service to be reinstated as an alternative to the preserved Top-Up Pension to which the Member would otherwise be entitled.

6.00         [AVAILABLE]

SECTION III  CONTRIBUTIONS

7.00         MEMBERS' ORDINARY CONTRIBUTIONS - NONE

             A Member shall not be required to pay contributions to the Fund.

8.00         MEMBERS' VOLUNTARY CONTRIBUTIONS

8.01 Subject to such requirements as the Trustees may set, an Active Member may elect to pay Voluntary Contributions in order to secure additional Scheme benefits. The Member shall agree with the Trustees the initial rate at which he will pay Voluntary Contributions, being not less than 0.5% of the Member's Remuneration (as defined in Appendix C) in that tax year or such greater amount as may from time to time be prescribed by law.

8.02 Voluntary Contributions may be discontinued, reduced or increased on 12 months' notice to the Trustees or such shorter period as they shall at their discretion allow.

8.03 The following provisions shall apply to the payment of Voluntary Contributions:-

             (i) No further contributions shall be payable after cessation of Active Membership;

             (ii) Voluntary Contributions shall not be of such an amount that:-

                         (a) the total of the Member's Voluntary Contributions and his contributions to the Basic Scheme would in any Scheme Year exceed the percentage of his Remuneration from time to time allowed by the Board of Inland Revenue, or

                         (b) the additional benefits derived from the Voluntary Contributions would in the Actuary's opinion be likely to cause his prospective entitlement to exceed the Maximum Approvable Benefit.

             In any such case the Trustees shall arrange for Voluntary Contributions to be discontinued, suspended or reduced.

             (iii) Contributions will be deducted by the Employer from the remuneration payable to the Member or in such other manner as the Principal Employer may decide and the Trustees approve. The Employer shall account to the Trustees at such intervals and by such methods as comply with the requirements of section 49 of the 1995 Act as the Trustees in their sole discretion decide.

             (iv) Where benefits in respect of a Member's Voluntary Contributions cannot be provided without prejudicing Revenue Approval the Voluntary Contributions which would otherwise have had to remain unapplied shall be returned to the Member or his personal representatives subject to any tax charge for which the Trustees or the Member may be liable.

8.04 The Trustees or other administrator of the Scheme shall comply with the requirements of regulation 5 of The Retirement Benefits Schemes (Restriction on Discretion to Approve) (Additional Voluntary Contributions) Regulations 1993 and where the Scheme is the Leading Scheme in relation to a Member, with the requirements of regulation 6 of those Regulations so far as they concern Main Schemes. LEADING and MAIN SCHEME have the same respective meanings as in regulation 2(1) of those Regulations. If those Regulations are amended or replaced by any other Regulations, this Rule will have effect as if it had been amended or replaced accordingly.

8.05 Where a Member is on leave of absence from Service, but is being treated as an Active Member, (Rule 5.03) the Member may continue to pay Voluntary Contributions while he is absent provided he continues to pay his ordinary contributions to the Basic Scheme.

9.00         MEMBERS' VOLUNTARY CONTRIBUTIONS: BENEFITS

9.01 The Member's Voluntary Contributions will at his direction be invested in a separately designated account or applied to provide life cover. The annual return on the Voluntary Contributions invested will be added back to the Member's account. At retirement or, if earlier, on the Member's death, the accumulated amount in the Member's account will subject to the consent of the Board of Inland Revenue be available to provide one or more of the following benefits selected by the Member:-

             (a)         additional lump sum on death;

             (b)         retirement pension;

             (c)         Spouse's and/or Dependant's pension;

             (d)         indexation.

             and shall where appropriate include a refund of any surplus Voluntary Contributions arising under Part III of Schedule 6 to the Finance Act 1989.

9.02 Where the Member's Voluntary Contributions are under arrangements entered into on or after 8 April 1987, any retirement benefits secured thereby must be in the form of a non-commutable pension except to the extent to which the provisions of the Scheme allow commutation of trivial pensions or on the grounds of serious ill-health.

9.03 The Trustees shall ensure that the value of the additional benefits provided for and in respect of a Member making Voluntary Contributions is reasonable having regard to the amount of a Member's Voluntary Contributions, whether those additional benefits and the value of the other benefits under the Scheme take the form of additional years' Pensionable Service or are calculated on a money purchase basis.

9.04 If a Member ceases to be an Active Member and a transfer is made to another retirement benefits scheme or arrangement or to a Policy in respect of all or part of his other benefits under the Scheme a like transfer shall be made in respect of his Voluntary Contributions.

10.00        EMPLOYER'S CONTRIBUTIONS

10.01        ORDINARY ANNUAL CONTRIBUTIONS
             Each Employer shall contribute to the Fund at the rate specified in the Schedule of Contributions (where applicable) together with any additional contributions which, acting on the advice of the Actuary and after consultation with the Trustees, the Principal Employer shall determine appropriate to secure the benefits payable under the Scheme in respect of those Members in or formerly in its Service. Unless the Trustees direct otherwise the Employer's contributions shall be paid to the Trustees.

10.02        ADDITIONAL SPECIAL CONTRIBUTIONS
             An Employer may at any time pay a special contribution to the Fund. The Trustees, having obtained the advice of the Actuary, shall apply the sum in accordance with the purpose stated by the Employer paying the contribution, provided this does not prejudice Revenue Approval.

SECTION IV   RETIREMENT BENEFITS

11.00        BENEFITS ON RETIREMENT AT NORMAL PENSION DATE

11.01        ENTITLEMENT TO PENSION
             On retirement from Service at Normal Pension Date a Member shall be entitled to an immediate Top-Up Pension.

11.02        AMOUNT OF PENSION
             Top-Up Pension means the amount (if any) by which the appropriate amount under (A) of this Rule 11.02 exceeds the appropriate amount under (B) of this Rule 11.02, subject to the requirements of Appendix C:-

             (A)         (i)         In the case of an Employee who became a
                                     Member on the Commencement Date, an amount calculated in accordance with the following formula:-

                                     1/30 x Final Pensionable Salary x
                                     Pensionable Service.

                         (ii) In the case of an Employee who becomes a Member after the Commencement Date, an amount calculated in accordance with the following formula:-

                                     1/45 x Final Pensionable Salary x
                                     Pensionable Service.

             The maximum periods to rank as Pensionable Service for the purpose of this Rule 11.02 shall be 20 years under paragraph (A)(i) and 30 years under paragraph (A)(ii).

             (B)         (i)         In the case of a WWPS  Member, his pension
                                     under Rule 11.00 of the WWPS Deed.

                         (ii) In the case of a WWMIS Member, the total of:-

                                     (a)          his retirement pension, and

                                     (b)          one-twelfth of his Retiring
                                                  Allowance,

                                     under Rule 16.01 of the WWMIS Deed.

12.00        BENEFITS ON EARLY RETIREMENT

12.01        EARLY RETIREMENT ON REDUCED PENSION

             (i)         ENTITLEMENT TO PENSION
                         A Member may retire from Service before Normal Pension Date and receive an immediate reduced pension if he is to receive an immediate reduced pension from the Basic Scheme and (on the first day of his retirement) he is aged 50 or more and the Principal Employer consents.

             (ii)        AMOUNT OF PENSION
                         The Member's pension shall be an amount calculated in accordance with Rule 15.04(i), reduced (before the exercise of any commutation option (under Rule 20.00) or surrender option (under Rule 21.00)) by 3% for each complete year (with a proportionate reduction for any number of days exceeding a complete year) by which the date of retirement precedes Normal Pension Date.The Employer may at its discretion in exceptional circumstances agree to waive or modify the reduction and shall pay the associated cost in the way and at the intervals which the Trustees may decide acting on the advice of the Actuary.

12.02        ENHANCED EARLY RETIREMENT PENSION WHERE RETIREMENT IS DUE TO
             INCAPACITY
             (i)         ENTITLEMENT TO PENSION
                         A Member may retire at any time and receive an immediate pension if he is leaving Service due to Incapacity and no alternative employment which in the Employer's reasonable opinion is suitable for him is available with one of the Employers and if he is to receive an immediate Incapacity pension from the Basic Scheme.

             (ii)        AMOUNT OF PENSION
                         The Member's pension shall be calculated in accordance with Rule 11.02 by reference to his Final Pensionable Salary at the date of retirement and his total prospective Pensionable Service to Normal Pension Date.

             (iii)       REDUCTION OR SUSPENSION OF INCAPACITY PENSION
                         Where a Member has retired on grounds of Incapacity, and is later found to have recovered to the extent that either he is no longer prevented from engaging in employment broadly comparable to that in which he mainly worked while he was in Service or his earning capacity is no longer seriously impaired, the Trustees may at their discretion reduce or withdraw his pension on such conditions as they feel are appropriate. The Trustees shall consult the Employer before arriving at any decision.

13.00        [AVAILABLE]

14.00        BENEFITS ON LATE RETIREMENT

14.01        OPTION TO DRAW BENEFITS FROM NORMAL PENSION DATE
             If a Member remains in Service at the Employer's request after Normal Pension Date he may give the Trustees written notice that he wishes to draw his pension with effect from Normal Pension Date as if he had retired at that date. The Member may exercise his option to commute part of his pension for a lump sum at Normal Pension Date and to defer drawing the balance of his pension until the date of his actual retirement. In such a case, only the balance of pension then remaining shall be increased under Rule 14.02. Notice for the purposes of this Rule must be given to the Trustees prior to Normal Pension Date. No notice may be given under this Rule unless a similar notice is given in relation to the Basic Scheme.

14.02        AMOUNT OF LATE RETIREMENT PENSION
             If the Member does not draw his benefits until he retires, he shall receive the amount to which he would have been entitled had he retired at Normal Pension Date increased as the Trustees on the advice of the Actuary shall decide having regard to the period by which the commencement of benefits has been deferred.

15.00        BENEFITS ON CEASING TO BE AN ACTIVE MEMBER

15.01        APPLICATION OF RULE
             This Rule applies if a Member ceases to be an Active Member while in employment in the United Kingdom (other than by death), and no immediate pension becomes payable. (If an Active Member dies, the benefits payable in respect of him are set out in Rule 22.00).

15.02 MEMBER WITH LESS THAN 2 YEARS' QUALIFYING SERVICE AT THE DATE OF CEASING TO BE AN ACTIVE MEMBER: REFUND OF MEMBER'S VOLUNTARY CONTRIBUTIONS (IF ANY)
             A Member who has completed less than 2 years' Qualifying Service and in respect of whom a transfer payment in respect of his rights under a Personal Pension has not been made to the Scheme and who has not resumed Active Membership within 1 month and 1 day shall be entitled to a refund of his Voluntary Contributions (if any) with interest. The rate of interest shall be determined by the Trustees, who shall review it from time to time. The Member shall receive no other benefit under the Scheme and the refund shall only become payable to the Member when the Trustees receive his written claim. The Trustees may dispense with a written claim as they consider appropriate. The receipt of any person to whom payment is made shall be a complete discharge to the Trustees. The Trustees shall withhold from the refund any tax due under Rule 28.00.

15.03 MEMBER WITH 2 OR MORE YEARS' QUALIFYING SERVICE: OPTIONS AVAILABLE Where the Member has completed 2 or more years' Qualifying Service or where a transfer payment in respect of his rights under a Personal Pension has been made to the Scheme he shall be entitled to either:-

             (a)         preserved benefits under the Scheme (Rule 15.04); or

             (b) at the Member's option (under Rule 15.08) the application of his Cash Equivalent as a transfer payment (Rule 15.05) or as the purchase price of an annuity under Section 95 of the 1993 Act (under Rule 15.06) or both.

             Where a Member has completed at least 2 years' but not more than 5 years' Qualifying Service the Trustees may at their discretion and without the Member's consent after a period of 12 months has elapsed since the Member ceased to be an Active Member secure his benefits by buying an insurance policy or annuity contract from an Approved Insurer. Before doing so, the Trustees must give the Member at least 30 days' prior notice and comply in all other respects with the provisions of Regulations 9(4) and (5) of the Occupational Pension Schemes (Preservation of Benefits) Regulations 1991.

15.04        PRESERVATION OF BENEFITS WITHIN THE SCHEME
             (i)         PENSION AT NORMAL PENSION DATE
                         The Member shall be entitled to a pension payable from the day following Normal Pension Date. The pension shall be the sum of:-

             (i) an amount calculated in accordance with the following formula:-

                                     N  x  P
                                     -
                                     NS

                         where N is the period of Active Membership

                         NS is the period of total prospective Active Membership to Normal Pension Date

                         P is the prospective Top-Up Pension at Normal Pension Date calculated by reference to total prospective Pensionable Service to Normal Pension Date and Final Pensionable Salary at the date of cessation of Active Membership; and

             (ii) increases in the pension calculated in accordance with paragraph (i) of this Rule 15.04(i) as set out in Rule
                         19.00 or as required by Chapter II of Part IV of and
                         Schedule 3 to the 1993 Act if the latter would produce a higher figure.

             (ii)        EARLY PAYMENT OF PRESERVED PENSION
                         A Member may elect to have his pension paid early if he suffers Incapacity, and elects a similar option under the Basic Scheme.

                         The pension shall be the amount calculated in accordance with Rule 15.04(i).

             (iii)       DEATH BEFORE PRESERVED PENSION COMES INTO PAYMENT
                         (a)         SPOUSE'S PENSION
                                     (1)      ENTITLEMENT AND AMOUNT OF PENSION
                                              Subject to (2) and (3) below,
                                              where a Member dies before he
                                              has begun to receive his
                                              Top-Up Pension an annual
                                              pension shall be paid to his
                                              Spouse. The pension shall be
                                              two-thirds of:-

                                     (i)      the Member's total preserved
                                              pension under the Scheme and
                                              the Basic Scheme, increased by

                                     (ii)     any increases awarded under
                                              Rule 19.00.

                                     This amount shall then be reduced by the amount of the Spouse's pension under the Basic Scheme.

                                     In the case of a WWMIS Member the Spouse's pension under this Rule shall not come into payment until the Spouse's long-term pension under Rule 19.05(3) of the WWMIS Deed does.

                                     (2)          ADJUSTMENT OF PENSION BECAUSE
                                                  OF DISPARITY IN AGE

                                                  Where the Member's Spouse was
                                                  born 10 or more years earlier
                                                  or later than the Member, the
                                                  pension shall be reduced or
                                                  increased respectively by 2.5
                                                  per cent for every complete
                                                  year (and proportionately for
                                                  any period of less than a
                                                  complete year) in excess of
                                                  10.

                         (b)         CHILDREN'S PENSION
                                     (1) Subject to paragraph (3) where a Member dies before he has begun to receive his Top-Up Pension survived by a Child a pension shall be payable to or for the benefit of that Child and any one other Child. In the case of a WWMIS Member a Child's pension under this Rule shall not come into payment until the Child's long-term pension under Rule 19.05(3) of the WWMIS Deed does.

                                     (2)          Where a Spouse's  pension  iS
                                                  payable, the annual rate of
                                                  pension payable to or for the
                                                  benefit of each Child under
                                                  this Rule shall be one-sixth
                                                  of:-

                                                  (i)    the Member's total
                                                         preserved  pension
                                                         under the Scheme and
                                                         the Basic Scheme,
                                                         increased by

                                                  (ii)   any increases awarded
                                                         under Rule 19.00.

                                     This amount shall then be reduced by the amount of the Child's pension under the Basic Scheme.

                                     If no pension is payable to a Member's
                                     Spouse, the annual rate of each Child's
                                     pension shall be one-half of:-

                                     (i)          the Member's total preserved
                                                  pension under the Scheme and
                                                  the Basic Scheme, increased by

                                     (ii)         any increases awarded under
                                                  Rule 19.00.

                         This amount shall then be reduced by the amount of the Child's pension under the Basic Scheme.

                                     (3)          Where there are more than 2
                                                  eligible Children, the total
                                                  available pension under this
                                                  Rule shall be shared equally
                                                  between them or for their
                                                  benefit or in such other
                                                  proportions as the Trustees
                                                  decide.

             (c) REFUND OF VOLUNTARY CONTRIBUTIONS WHERE NO SPOUSE'S OR CHILDREN'S PENSION OR LUMP SUM PAYABLE UNDER RULE 22.01 Where a Member dies before payment of his Top-Up Pension has begun, and no Spouse's or Children's pension nor any lump sum under Rule 22.01 is payable, a refund of Voluntary Contributions with interest will be paid calculated in the manner prescribed in Rule 15.02. The total amount will be held by the Trustees on the discretionary trusts set out in Rule 22.00.

             (iv)        DEATH OF A MEMBER WHILE RECEIVING PENSION

                         Benefits will be paid as in Rule 23.00.

15.05        TRANSFERS FROM THE SCHEME

             (i) If the Member becomes a member of another retirement benefits scheme or arrangement approved under the Taxes Act or any other scheme specifically approved for this purpose by the Board of Inland Revenue, the Member may ask that a transfer payment is made to the trustees of that scheme or arrangement. The amount of the transfer payment shall be established by the Trustees, upon the advice of the Actuary, as that which is equivalent to the benefits which would otherwise be payable to and in respect of the Member under the Scheme. If it exceeds that amount any excess shall be payable only with the Employer's consent. The transfer payment shall not be less than the part of the Member's Cash Equivalent which the Member shall ask to be transferred subject to reduction in the manner prescribed by the Occupational Pension Schemes (Transfer Values) Regulations 1996. The transfer payment shall be subject to the following conditions:-

                         (a) any undertaking given by the Trustees to the Board of Inland Revenue must be observed;

                         (b) the Member's request or consent shall be required unless the requirements of the Occupational Pension Schemes (Preservation of Benefit) Regulations 1991 are satisfied;

                         (c) the Trustees shall, if appropriate, ascertain from the trustees of the new scheme the Act and Section under which it is approved by the Board of Inland Revenue;

                         (d) the Trustees shall certify to the trustees of the new scheme the amount of the transfer payment which is derived or deemed to be derived from contributions paid by the Member to the Scheme and shall notify the new scheme of any restriction placed on the refund of that amount;

                         (e) the Trustees shall certify to the new scheme the period of statutory Qualifying Service to which the transfer relates and the maximum permitted lump sum which can be taken in exchange for pension in respect of the transfer payment;

                         (f) where the transfer is made to a personal pension scheme and is in respect of a Member to whom the Personal Pension Schemes (Transfer Payments) Regulations 1988 (as amended) apply, the

                                     Trustees shall issue to the Member a signed certificate showing the information specified in those Regulations;

                         (g) to the extent of the benefits or the Cash Equivalent to which the transfer relates, the receipt of the new scheme shall be a complete discharge to the Trustees and the Fund of all liability in respect of the Member under the Scheme and the Trustees shall be under no liability to see to the application of the amount transferred; and

                         (h) unless the transfer is made in consequence of a valid request for a Cash Equivalent (under Rule 15.08), the Trustees shall ensure that the transfer payment is not less than the value of the benefits (or the relevant part of the benefits) payable to and in respect of the Member under the Scheme.

             (ii) The Trustees shall not be obliged to transfer a Member's Cash Equivalent to a new scheme unless the new scheme is one which satisfies the requirements of section 95 of the 1993 Act.

15.06        BUY-OUT UNDER SECTION 95 OF THE 1993 ACT
             (i) As an alternative to preserved benefits or to a transfer to a new scheme, a Member may ask the Trustees in writing to apply the amount established by the Trustees, on the advice of the Actuary, to be equivalent to the Member's benefits under the Scheme in buying a policy ("the Policy") from an Approved Insurer providing benefits for and in respect of him in substitution for the benefits otherwise payable to and in respect of him under the Scheme. The sum shall not be less than the part of the Member's Cash Equivalent which the Member shall ask to be transferred subject to reduction in the manner prescribed by the Occupational Pension Schemes (Transfer Values) Regulations 1996. If it exceeds that amount any excess shall be payable only with the Employer's consent. The Policy shall be bought with an Approved Insurer in the name of the Member or his nominee, and the Member or any other person deriving rights to benefit in respect of the Member shall have an absolute right to the benefits derived from it. At the Member's option, the Policy may, subject to the Revenue Approval not being prejudiced, confer benefits or options which are alternative to the benefits otherwise payable under the Scheme. Provision may also be made either under the Policy or otherwise for any lump sum payable on the death of the Member to be held upon discretionary trusts for the benefit of any one or more of the Beneficiaries (as defined in Rule 22.00).

             (ii) The Policy may include a provision which enables a transfer payment to be made with the Member's written consent from the Policy to a new scheme of which the Member becomes a member (except that the transfer payment from the Policy to a new scheme need not include the guaranteed minimum pensions of a Member or his Spouse) and a provision enabling benefits to be provided by the purchase of another annuity, assurance contract or policy from another Approved Insurer which satisfies the requirements of this Rule 15.06.

             (iii) The Trustees shall procure the issue of the Policy only on terms which shall:-

                         (a) satisfy the requirements of the Board of Inland Revenue for the purposes of section 591(2)(g) of the Taxes Act; and

                         (b) satisfy the requirements of section 95 of the 1993 Act.

15.07        DISCHARGE OF SCHEME FROM LIABILITY
             The Member and any other person who, but for the payment of a transfer value or the issue of a Policy under Rules 15.05 or 15.06 would derive rights to benefit in respect of the Member, shall have no claim under the Scheme to or in respect of those benefits and the Trustees and the Fund shall be discharged of all liability for payment of such benefits to the Member and any such person.

15.08        RIGHT TO CASH EQUIVALENT
             (i)         HOW TO EXERCISE THAT RIGHT
                         A Member shall exercise his right to a Cash Equivalent by asking the Trustees in writing.

             (ii)        WHEN THE RIGHT IS INEFFECTIVE
                         A request is ineffective unless it, or it and another valid request given to the Trustees at the same time, relates to the whole of the Member's Cash Equivalent.

             (iii)       WITHDRAWAL OF REQUEST
                         A request may be withdrawn by written notice to the Trustees delivered to them personally or sent by registered or recorded delivery post. The notice shall be ineffective if, at the time it is given, the Trustees have already entered into an agreement with a third party to use the whole or part of the Member's Cash Equivalent to comply with the Member's request. If the request is effectively withdrawn, the Member may serve another request provided his right has not lapsed in one of the following ways.

             (iv)        LAPSE OF RIGHT TO CASH EQUIVALENT
                         A Member's right to make a binding request lapses on the earliest of:-

                         (i) the date upon which any benefit becomes payable to him under the Scheme;

                         (ii) the later of 1 year before the Member's Normal Pension Date and 6 months after the Member's Pensionable Service terminates; and

                         (iii)       the conclusion of the winding-up of the
                                     Scheme.

             (v)         TRUSTEES' DUTIES WHEN REQUEST FOR CASH EQUIVALENT
                         RECEIVED
                         The Trustees shall provide to the Member within three months of his valid application under section 93A of the 1993 Act, a guaranteed statement of entitlement and shall implement any request for a Cash Equivalent within the period required by section 99 of the 1993 Act.

15.09        ADJUSTMENT OF CASH EQUIVALENT
             (i) The Cash Equivalent may be increased or reduced in accordance with the provisions of the 1993 Act and the Occupational Pension Schemes (Transfer Values) Regulations 1996.

             (ii) If at any time it is the usual practice of the Scheme to provide additional relevant benefits under Rule 19.05, then the Member's Cash Equivalent shall be increased to take account of the additional benefits which would accrue to the Member if the practice continued unaltered, unless the Trustees, having taken the advice of the Actuary, direct otherwise.

15.10        STATUTORY REQUIREMENTS
             The provisions of this Rule 15.00 shall be subject to any relevant statutory requirements for transfers, and in particular to:-

             (a)         the 1995 Act;

             (b)         the 1993 Act;

             (c) any requirements of the Board of the Inland Revenue or other Regulatory Authority.

16.00        TRANSFERS INTO THE SCHEME

16.01 The Trustees may with the consent of the Principal Employer accept for inclusion in the Fund any transfer of:-

             (i) all or any of the cash or other assets of any other retirement benefits or personal pension scheme or arrangement to which the Member previously belonged; and

             (ii) any cash or other assets representing the value of an annuity, assurance contract or policy secured with an Approved Insurer under section 591(2)(g) of the Taxes Act.

16.02 The Trustees may give any relevant undertakings in respect of the cash or other assets and shall confer on the Member such rights and benefits under the Scheme as are determined by the Trustees on the advice of the Actuary

PROVIDED THAT:-

             (i) the acceptance of any transfer under this Rule shall be subject to any undertaking given by the Member or the Trustees to the Board of Inland Revenue and to any restriction of benefits required to ensure that the Member's total benefits do not exceed the limits imposed by Appendix C (Inland Revenue limits);

             (ii) no part of the cash or other assets received (other than any part which the transferor shall certify to be derived from or deemed to be derived from contributions made by the Member) shall be treated as if it had been derived from contributions paid by the Member;

             (iii) the Trustees shall have the same power to deduct tax from any payment made to the Member as had the transferor; and

             (iv) the Trustees shall ascertain the period of statutory Qualifying Service to which the transfer relates and the maximum permitted lump sum commutation in respect of the transferred amount consistent with Revenue Approval.

17.00        [AVAILABLE]

SECTION V    BENEFITS INCREASES

18.00        AUGMENTATION OF BENEFITS

18.01        EXTENSION OF EXISTING BENEFITS AND GRANT OF NEW BENEFITS
             The Principal Employer may direct the Trustees to increase or extend any benefit or benefits under the Scheme, or to grant new or additional benefits to or in respect of any Member, employee, director or former employee or director, or any group of such persons, or to increase or extend such benefits. The Trustees shall implement the Principal Employer's direction if:-

             (i) the Principal Employer pays any sum or sums which the Trustees, acting on the advice of the Actuary, shall require in addition to the Employer's ordinary contributions under Rule 10.01, or if the Actuary certifies that the Fund is sufficient without any additional payment, and

             (ii) if the increase, extension or grant would not prejudice Revenue Approval.

             The Principal Employer may agree with the Member that it will make such a direction to the Trustees provided that the cost of so doing is shared with the Member concerned.

19.00        INDEXATION

19.01 Any increase in the pension payable to or in respect of a Member under this Rule shall apply to the whole of it.

19.02        PENSIONS IN PAYMENT
             Where a Member or his Spouse or Dependant is receiving a pension under the Scheme, his pension shall be increased on the first day of any Scheme Year by the percentage (if any) determined under Rule 19.03.

19.03        AMOUNT OF INCREASE
             The annual rate of increase (if any) shall be the lesser of:-

             (a) the percentage increase in the Price Index during the previous calendar year, or

             (b)         5%.

19.04        PRESERVED PENSIONS NOT YET IN PAYMENT
             A preserved pension shall be increased in respect of the period after Active Membership ceases up to its payment date or the earlier date of the Member's death by the same percentage increase which applied in the relevant Scheme Year to pensions in payment.

19.05        DISCRETIONARY INCREASES
             The Principal Employer shall regularly review pensions in payment and may direct the Trustees that the pensions of Members formerly in its employment shall be increased to a greater extent than set out above. The Principal Employer may make a similar direction in respect of preserved pensions and may apply different rates of increase to each category. The Trustees shall implement the Principal Employer's direction if:-

             (i) the Principal Employer pays any sum or sums which the Trustees, acting on the advice of the Actuary, shall require in addition to the Employer's ordinary contributions under Rule 10.01, or if the Actuary certifies that the Fund is sufficient without any additional payment, and

             (ii) if the increase, extension or grant would not prejudice Revenue Approval.

19.06        PROPORTIONATE INCREASE WHERE ACTIVE MEMBERSHIP CEASES
             When Active Membership has ceased during the previous Scheme Year, any increase awarded shall be adjusted proportionately.

SECTION VI   OPTIONS FOR ALTERNATIVE BENEFITS

20.00        EXCHANGING PENSION FOR LUMP SUM

20.01        HOW OPTION IS EXERCISED
             A Member whose pension becomes payable may, subject to the provisions of this Rule 20.00, elect to give up part of his pension in exchange for a lump sum. This option shall be exercisable by written notice to the Trustees and shall take effect on the date the Member's pension is due to begin.

20.02        CALCULATION OF LUMP SUM
             The factors to be employed in converting pension into lump sum benefit under this Rule are set out in Appendix B.

20.03 LUMP SUM AVAILABLE IN SPECIAL CIRCUMSTANCES: EXCEPTIONAL ILL-HEALTH Upon the application of or on behalf of any Member entitled to the payment of a pension under the Scheme who is in exceptionally serious ill-health (as to which the decision of the Trustees shall be final) the Trustees may decide to grant to that Member a lump sum payment instead of his pension and any contingent death benefits. The amount of the lump sum shall be certified as reasonable by the Actuary. An appropriate deduction shall be made for tax (Rule 28.00).

20.04        LUMP SUM AVAILABLE IN SPECIAL CIRCUMSTANCES: PENSION OF
             TRIVIAL AMOUNT
             Where a pension payable to or in respect of a Member is of a Trivial Amount, the Trustees may decide to grant to the Member or other person a lump sum payment payable on the date the Member's pension is due to commence instead of the Member's pension and any contingent death benefits. This shall not apply to any pension remaining after a Member exercises his option to take a lump sum under this Rule. The factors to be employed in converting pension into lump sum benefit under this Rule are set out in Appendix B. An appropriate deduction shall be made for tax (Rule 28.00).

20.05        LIMIT ON LUMP SUM: REVENUE RESTRICTION
             The amount of the lump sum which a Member may take in exchange for pension shall not exceed the Maximum Approvable Benefit except where the Member is in exceptionally serious ill-health.

21.00        SURRENDERING PENSION TO PROVIDE A SPOUSE'S OR DEPENDANT'S PENSION

21.01 A Member whose pension becomes payable may, subject to the provisions of this Rule 21.00, elect in writing to the Trustees to surrender part of his pension to provide a pension arising after his death for the benefit of his Spouse and/or one or more Dependants. That pension shall be payable for life.

21.02        The following conditions apply to the surrender:-

             (i) the amount of the pension that may be surrendered (when aggregated with any pension surrendered under the Basic Scheme) shall not be more than the total pension remaining payable to the Member under the Scheme and under the Basic Scheme (together with the annuity value of any pension given up for a lump sum), nor shall it result in the Member's own pension being of a Trivial Amount;

             (ii) arrangements satisfactory to the Trustees shall have been made in respect of any liability for inheritance tax or any similar tax;

             (iii) in the case of a Dependant, the consent of the Trustees to that person's nomination shall be necessary. Their consent shall not be given unless they are satisfied that the nominee is a person to whose maintenance or support the Member is contributing or has contributed; and

             (iv) the Trustees may ask the Member to produce a certificate of good health regard being taken of his age from a medical practitioner nominated by the Trustees, and the surrender shall not take effect unless they are satisfied on this point.

21.03 The pension resulting from the surrender shall take effect only if the Member's Spouse or nominated Dependant survives the Member. Should the Spouse or Dependant die after the Member's own pension has started to be paid, the Member's pension shall not on this account be increased.

21.04 The amount of the pension shall be established by the Trustees on the advice of the Actuary having regard to the amount of the pension surrendered under the Scheme and the respective ages of the Member and the Spouse or Dependant at the date on which the Member's own pension begins to be paid.

21.05 The option shall be exercisable by written notice to the Trustees specifying the amount of pension to be surrendered. Notice must be served not earlier than 2 months before nor later than 1 month after the Member's pension is due to begin, although the Trustees may at their discretion accept a later notice. Once the option has been exercised it may not be revoked without the consent of the Trustees, unless before the date on which the Member's pension is due to begin either:-

             (i) the Member or his Spouse or nominated Dependant should die; or

             (ii) the nominee is the Member's Spouse and the marriage between them is dissolved;

             If this happens, the notice shall be automatically cancelled.

SECTION VII  DEATH BENEFITS

22.00        DEATH OF MEMBER IN SERVICE

22.01        LUMP SUM DEATH BENEFIT
             (i)         ENTITLEMENT
             On the death of:-

             -           an Active Member; or

             - a Member who is on leave of absence or on Overseas Service under Rule 5.03;

             any lump sum death benefit under this Rule 22.01 shall become payable.

             (ii)        AMOUNT

             The lump sum death benefit shall be the amount (if any) by which 4 times Final Pensionable Salary exceeds (i) the Member's lump sum death benefit under Rule 22.01 of the WWPS Deed or (ii) the total of (a) his death grant under Rule 17.01 of the WWMIS Deed and (b) the amount payable in respect of him under Rule 22.01 of the WWPS Deed (as appropriate).

             (iii)       TRUSTS ON WHICH LUMP SUM DEATH BENEFIT TO BE HELD
             The lump sum calculated under Rule 22.01 and any other lump sum specified by the Trustees and arising in respect of a Member's Voluntary Contributions shall be held by the Trustees upon trust with power to pay or apply it within 2 years from the date of the Member's death to or for the benefit of all or one or more of the Member's Beneficiaries in such shares and proportions (if more than one) as the Trustees in their discretion shall think fit. Any balance of the benefit not distributed in this way within the 2 year period shall be paid to the Member's legal representatives, but in any case where the residue of the Member's estate passes as bona vacantia, and would, as a result, vest in the Crown, the Duchy of Lancaster or the Duke of

             Cornwall, no benefit shall be payable under the Scheme. The amount which would otherwise have become payable shall be held by the Trustees for the general purposes of the Scheme.

22.02        SPOUSE'S PENSION
             (i)         ENTITLEMENT AND AMOUNT OF PENSION
                         Subject to the following paragraphs of this Rule, where an Active Member dies an annual pension shall be payable to the Member's Spouse. The amount of the pension payable to the Member's Spouse shall be equal to the amount (if any) by which 40% of Final Pensionable Salary exceeds (i) the Spouse's pension under Rule 22.02 of the WWPS Deed or (ii) the Spouse's long-term pension under Rules 17.04 or 17.05 of the WWMIS Deed as appropriate, subject to the requirements for Revenue Approval. In the case of a WWMIS Member the Spouse's pension under this Rule shall not come into payment until the Spouse's said long-term pension does.

             (ii)        ADJUSTMENT OF PENSION BECAUSE OF DISPARITY IN AGE
                         Where the Member's Spouse was born 10 or more years earlier or later than the Member, the pension shall be reduced or increased respectively by 2.5 per cent for every complete year (and proportionately for any period of less than a complete year) in excess of 10.

22.03        CHILDREN'S PENSIONS
             (i)         ENTITLEMENT TO PENSION
                         Subject to paragraph (ii), where an Active Member dies in Service and is survived by a Child a pension shall be payable to or for the benefit of that Child and one other Child.

             (ii)        AMOUNT OF PENSION
                         (a) Where a Spouse's pension is payable, the annual rate of pension payable to or for the benefit of each Child under this Rule shall be equal to the amount (if any) by which 10% of Final

                                     Pensionable Salary exceeds (i) the Child's pension under Rule 22.03 of the WWPS Deed or (ii) the Eligible Child's long-term pension under Rule 17.08 of the WWMIS Deed as appropriate, subject to the requirements for Revenue Approval. In the case of a WWMIS Member, the Eligible Child's pension under this Rule shall not come into payment until the Eligible Child's said long-term pension does.

                         (b) Where no Spouse's pension is payable, the annual rate of pension payable to or for the benefit of each Child calculated in accordance with paragraph (a) of this Rule 22.03(ii) shall be doubled, subject to the requirements for Revenue Approval.

             (iii) ALLOCATION WHERE THERE ARE MORE THAN 2 ELIGIBLE CHILDREN
                         Where there are more than 2 eligible Children, the total available pension shall be shared equally between them or for their benefit or in such other proportions as the Trustees decide.

23.00        DEATH OF MEMBER IN RECEIPT OF PENSION

23.01        LUMP SUM
             If a Member who is receiving a pension under the Scheme dies within 5 years of the date payment began, a lump sum equal in value to any further instalments of pension which would have been payable to the Member under the Scheme and the Basic Scheme had he survived until that 5th anniversary, reduced by any lump sum payable in that event under the Basic Scheme, shall become payable. The Trustees shall hold the lump sum under the Scheme on discretionary trusts, as described in Rule 22.01 (iii). In calculating the amount of the lump sum, any increase in the rate of the Member's pension applicable before he died shall be included.

23.02        SPOUSE'S PENSION
             (i)         ENTITLEMENT TO AND AMOUNT OF PENSION
                         Subject to the following paragraphs of this Rule, if a Member dies while he is receiving a pension under the Scheme an annual pension shall be paid to his Spouse. The pension shall equal two-thirds of the Member's total pension he was receiving under the Scheme and the Basic Scheme at the date of his death (having taken account of any actuarial reduction or increase and the exercise of any lump sum or surrender option) reduced by the Spouse's pension under the Basic Scheme. In the case of a WWMIS Member the Spouse's pension shall not come into payment until the Spouse's long-term pension under Rule 18.03 of the WWMIS Deed does.

             (ii)        ADJUSTMENT OF SPOUSE'S PENSION
                         Where the Member's Spouse was born 10 or more years earlier or later than the Member, the pension under the Scheme shall be reduced or increased respectively by
                         2.5 per cent for every complete year (and proportionately for any period for less than a complete year) in excess of 10.

23.03        CHILDREN'S PENSIONS
             (i)         ENTITLEMENT AND AMOUNT
                         If a Member who is receiving a pension under the Scheme dies and is survived by a Child a pension shall be payable to or for the benefit of a Child and any one other Child. Where a Spouse's pension is payable the annual rate of the pension payable to or for the benefit of each Child shall be one-sixth of:-

                         (i) the Member's total pension under the Scheme and the Basic Scheme, increased by

                         (ii)        any increases awarded under Rule 19.00.

             This amount shall then be reduced by the amount of the Child's pension under the Basic Scheme.

             If no pension is payable to a surviving Spouse, the annual rate of each Child's pension shall be one-half of:-

             (i) the Member's total pension under the Scheme and the Basic Scheme, increased by

             (ii)        any increases awarded under Rule 19.00.

             This amount shall then be reduced by the amount of the Child's pension under the Basic Scheme.

             In the case of a WWMIS Member a Child's pension under this Rule shall not come into payment until his Eligible Child's long-term pension under Rule 18.05 of the WWMIS Deed does.

             (ii)        ALLOCATION WHERE THERE ARE MORE THAN 2 ELIGIBLE
                         CHILDREN
                         Where there are more than 2 eligible Children, the total available pension shall be shared equally between them or for their benefit, or in such other proportions as the Trustees decide.

SECTION VIII PAYMENT OF BENEFITS

24.00        PAYMENT OF PENSIONS

24.01        MEMBER'S PENSION
             Subject to Rule 12.02(iii) any pension payable under the Scheme shall be payable to the Member for life by monthly instalments in arrear or at such other intervals as the Trustees may decide and notify to him. The last instalment shall be that payable on the normal payment date coinciding with or immediately following the date of the Member's death. No apportionment shall be made to the date of death.

24.02        SPOUSE'S AND DEPENDANT'S PENSIONS
             Any Spouse's pension payable under the Scheme (Rules 15.04, 22.00 and 23.00) shall be payable for life (unless he or she remarries) by monthly instalments in arrear or at such other intervals as the Trustees may decide and notify to the recipient. The first instalment shall be payable from (i) the day following the date of the Member's death (in the case of a WWPS Member) or (ii) the day on which the Spouse's long-term pension comes into payment under the appropriate Rule of the WWMIS Deed (in the case of a WWMIS Member). The last instalment shall be that payable on the normal payment date coinciding with or immediately following the date of the recipient's death or remarriage. No apportionment shall be made to the date of death or remarriage. If the Spouse remarries the Trustees may at their discretion adjust the amount of or continue to pay the Spouse's pension. If the Spouse's remarriage comes to an end, the Trustees may at their discretion reinstate the Spouse's pension in whole or in part.

24.03        CHILDREN'S PENSIONS
             Any pension payable under the Scheme to or for the benefit of a Child shall be payable from (i) the day following the date of the Member's death (in the case of a WWPS Member) or (ii) the day on which the Eligible Child's long-term pension comes into payment under the appropriate Rule of the WWMIS Deed (in the case of a WWMIS Member). The last instalment of a Child's pension shall be that payable on the normal payment date coinciding with or immediately following the date the

             Child ceases to qualify as such. If when the Member died there were 3 or more Children who shared the aggregate sum available for only 2 Children and 1 or more ceases to be a Child, the Trustees shall reallocate the total sum amongst those still eligible.

             Where pensions are payable to or for the benefit of 2 Children, there shall be no reallocation of the benefit payable to the other Child when the pension payable to the other ceases.

24.04        METHOD OF PAYMENT
             All pensions payable under the Scheme shall be paid by bank transfer or in any other way which the Trustees may agree with the recipient.

24A.00       DISCRETION TO PAY SPOUSE'S PENSIONS TO COMMON LAW SPOUSE OR
             DEPENDANT

24A.01       TRUSTEES' GENERAL DISCRETION
             In the event of the death of a Member (while in Service or retirement, or otherwise having ceased to be an Active Member) the Trustees shall have the following discretions in relation to any Spouse's pension which is payable under the Rules of the Scheme.

24A.02       DISCRETION WHERE NO SPOUSE'S PENSION PAYABLE
             Where a Member dies without leaving a Spouse but leaving a Common Law Spouse and/or one or more Dependants, the Trustees may, in their absolute discretion, award in such proportions as they shall decide all or part of the pension which would otherwise have been payable to the Member's Spouse to his Common Law Spouse and/or Dependant or Dependants.

24A.03       DISCRETION WHERE SPOUSE'S PENSION IS PAYABLE
             Where the Member was separate from his Spouse at the date of his death, but was then living with a Common Law Spouse or leaves one or more Dependants the Trustees may, in their absolute discretion, award in such proportions as they shall decide some or all of the Spouse's pension to the Member's Common Law Spouse and/or Dependant or Dependants instead of the Member's Spouse.

25.00        MINORITY OR INCAPACITY OF BENEFICIARY

25.01 If a person entitled to benefit under the Scheme is a minor, or is in the Trustees' opinion suffering from any physical or other incapacity which means that he cannot manage his affairs or give a proper receipt, the Trustees may pay that benefit to the person's Spouse or to any one or more of his Dependants, or to any bank or institution or other person or persons to be applied for his benefit. Payment duly made in good faith in this way shall operate as a complete discharge to the Trustees or body making payment for the money so paid, and the Trustees or other body shall not be under any liability to enquire into the application of the money paid.

25.02 The Trustees shall also have power to declare in respect of any benefit payable under the Scheme or any part of those benefits, such trusts, terms and limitations including such provisions for maintenance, education or advancement or for accumulation of any income during a minority and including such discretionary trusts and powers as the Trustees shall from time to time by deed revocable or irrevocable appoint. In exercise of their powers, the Trustees shall not infringe the rule against perpetuities, and any trusts, terms or limitations so declared shall be constituted and administered separately from the trusts of the Scheme. The Trustees shall have power to appoint as trustees of those benefits or part of those benefits any 2 persons or a corporate trustee (whether or not being a trust corporation) and to remove any such trustees and appoint any other trustees in place of any one so removed.

26.00        UNCLAIMED BENEFITS

26.01 Provided the Trustees have taken all reasonable steps to pay or procure the payment of any pension or other benefit payable under the Scheme (including a refund of the Member's contributions) or any instalment of it to the person entitled to that pension or benefit, if it remains unpaid, and is not claimed by the person entitled to it for a period of 6 years from the date it became payable, then the Trustees shall return any moneys forming the whole or part of that pension or other benefit or instalment to the Fund and the pension or benefit shall immediately cease to be payable.

SECTION IX   MISCELLANEOUS

27.00        TRUSTEES' DISCRETION ON NOTICES AND TIME LIMITS

27.01 Any notice required by statute shall be given to the appropriate person in the prescribed form and the prescribed manner. Subject to this, where the Rules provide for notices to be given to the Trustees, the Trustees shall decide the manner in which any such notice should be given. They shall also have power to vary any time limit specified in the Rules.

28.00        TAX

28.01 Tax shall be deducted from benefits and any other payments in all cases where the Trustees have a liability to account for it.

29.00        INHERITANCE TAX

29.01 Where liability to inheritance tax or other similar tax or duty arises in respect of any Scheme benefit, the Trustees may either apply the benefit or part of it in payment of such tax or duty (including any interest due on it) and deduct the amount paid from the benefit, or postpone paying the benefit until any question regarding the incidence of the tax or duty has been resolved.

30.00        PROHIBITION OF ASSIGNMENT AND FORFEITURE OF BENEFITS

30.01        PROHIBITION OF ASSIGNMENT OF BENEFITS
             No person may in any way assign or charge his beneficial interest under the Scheme. If he attempts to do so, or becomes bankrupt or does or allows any act which would result in that person's benefit being payable wholly or partly to some other person, his benefit shall be forfeited. This shall not apply where the person is exercising a Scheme option. The Trustees may apply the benefit in a case of hardship for the maintenance and personal support of the person whose benefits are liable to forfeiture and his Spouse or Dependants or one or more of them. The Trustees may do so in any way they think fit, except that they shall not make any payment to or for the benefit of a person in whose favour the attempted assignment or charge was to have been made.

30.02        FORFEITURE OF BENEFITS
             Any benefit payable or prospectively payable under the Scheme to or in respect of a Member may at the Trustees' discretion be forfeited or cease to be payable (as the case may be) where the person entitled has been convicted of one or more offences:-

             (a) which are committed before the benefit becomes payable, and

             (b)         which are:

                         (i)         offences of treason;

                         (ii) offences under the Official Secrets Act 1911 to 1989 for which the person has been sentenced on the same occasion to a term of imprisonment of, or to 2 or more consecutive terms amounting in aggregate to, at least 10 years; or

                         (iii) where a pension is payable to a Member's widow or widower, Dependant or any other person who is nominated under the Scheme Rules by the Member and that person is convicted of the offence of murder or manslaughter of that Member or any other offence of which unlawful killing of that Member is an element.

31.00        DISMISSAL OF EMPLOYEES: DEDUCTIONS FROM BENEFIT

31.01 Nothing in the Scheme shall in any way restrict or fetter the right of the Employers to dismiss any employee.

31.02 No Member or other person shall have any claim, right or interest upon, to or in respect of the Fund or any interest in it, except in accordance with the provisions of the Scheme.

31.03 In the event of a Member ceasing to be in Service because of his dismissal (including constructive dismissal) for any reason, the resulting cessation of his Active Membership shall not be a ground for any damages or any increase in damages in any action brought against the Employer or otherwise in respect of the Member's dismissal.

31.04 Subject to the requirements of section 93 of the 1995 Act, in a case where a Member is under some monetary obligation to an Employer arising out of a criminal, negligent or fraudulent act or omission on his part, the Employer shall be entitled to claim from the Trustees an amount equal to the amount of the obligation not exceeding the Member's interest in the Scheme. On proof of the amount being due, the Trustees shall so far as possible procure the payment of the claim to the Employer out of any moneys due under the Scheme to the Member as determined by the Actuary. Any rights of the Member under the Scheme shall accordingly be reduced except that the Employers shall have no such right in respect of a transfer payment to the Fund.

31.05 The Trustees shall certify to the Member the amount recovered and its effect upon his Scheme benefits. It shall be open to the Member to agree in writing with the Trustees some alternative method of recovery. If there is a dispute as to the amount due, the Employer shall not be entitled to exercise its right of recovery until the debt in question has become enforceable under a court order, the award of an arbitrator or (in Scotland) an arbiter. In any such instance, payment of benefits under the Scheme may be postponed until it has become clear whether the debt is enforceable or not.

32.00        RIGHT TO INFORMATION

32.01 Members and other beneficiaries shall be entitled to the information in the form and in the manner prescribed from time to time by law.

SECTION X    WINDING-UP

33.00        WINDING-UP

33.01        TERMINATING EVENTS

             The Scheme shall be wound up in any of the following events:

             (a) if the Principal Employer gives written notice of termination to the Trustees; or

             (b) if the Principal Employer is liquidated and is not replaced as Principal Employer; or

             (c) if the Trustees are of the opinion that the objects for which the Scheme was established no longer exist or that its administration cannot conveniently be carried on; or

             (d)         on attainment of the Final Dissolution Date

33.02        TRUSTEES' POWERS IF A TERMINATING EVENT OCCURS
             If the Scheme is to be terminated following one of the events referred to in Rule 33.01 the Trustees may (with the consent of the Principal Employer if the Scheme is to be terminated following written notice by the Principal Employer) postpone the termination of the Scheme and in the meantime either:

             (a) continue it as a closed arrangement under which no further individual shall be admitted to Membership but contributions shall continue to be payable except by any Employer who has given notice of withdrawal under Rule 33.03, and benefits shall continue to accrue under the Rules; or

             (b) continue it as a paid-up arrangement with frozen benefits under which no further individual shall be admitted to Membership, no further contributions shall be payable and no further benefits shall accrue under the Rules.

33.03        WITHDRAWAL OF AN EMPLOYER
             An Employer shall cease to participate in the Scheme in any of the following events:

             (a) if the Employer gives written notice to the Trustees that it wishes to cease to participate in the Scheme; or

             (b)         if the Employer is liquidated; or

             (c) if the continued participation of the Employer in the Scheme prejudices Revenue Approval.

The method of determining the proportion of the Fund available to provide benefits for and in respect of the Members employed or formerly employed by the Employer is set out in Rule 33.06.

33.04        BENEFITS OF MEMBERS IN SERVICE
             On the winding up of the Scheme, Members in the Service of an Employer in respect of whom the Scheme is wound-up who have not retired shall be treated as if their Service had then terminated, except that no Member shall be entitled to a refund of his contributions.

33.05        APPLICATION OF THE FUND ON WINDING-UP

             (1) Upon the winding-up of the Scheme under Rule 33.01 the Trustees shall, after paying all costs, charges and expenses, apply the Fund so far as it permits in securing:

                         (a) any liability for pensions or other benefits which, in the opinion of the Trustees, are derived from the payment by any Member of Voluntary Contributions;

                         (b)     where:-

                         (i) the Trustees or managers of the Scheme are entitled to benefits under a contract of insurance which was entered into before 6th April 1997 with a view to securing the whole or part of the Scheme's liability for any pension or other benefit payable in respect of one particular person whose entitlement to payment of a pension or other benefit has arisen and for any benefit which will be payable in respect of that person on his death, and

                         (ii)         either that contract may not be
                                      surrendered or the amount payable on
                                      surrender does not exceed the liability
                                      secured by the contract (but excluding
                                      liability for increases to pensions),

                                     the liability so secured.

             (c) in a case not falling within paragraph (b) where a person's entitlement to payment of pension or other benefit has arisen, liability for that pension or benefit and for any pension or other benefit which will be payable in respect of that person on his death (but excluding increases to pensions)

             (d)         any liability:-

                         (i) for equivalent pension benefits (within the meaning of section 57(1) of the National Insurance Act 1965), guaranteed minimum pensions, protected rights or section 9(2B) rights (within the meaning of regulation 1(2) of the Contracting-out (Transfer and Transfer Payments) Regulations 1996) (but excluding increases to pensions), or

                                      (ii)    in respect of Members with less
                                              than two years' pensionable
                                              service (as defined in the 1995
                                              Act) (who are not entitled to
                                              accrued rights under the Scheme,
                                              for the return of contributions,

                         (e) any liability for increases to pensions referred to in paragraphs (b) and (c);

                         (f) any liability for increases to pensions referred to in paragraph (d);

                         (g)         so far as not included in paragraph (d) or
                                     (f), any liability for pensions or other benefits which have accrued to or in respect of any Members (including increases to pensions).

             (2) If the assets of the Scheme exceed the liabilities specified above, the Trustees may, with the consent of the Principal Employer (except that where an unconditional offer for the issued share capital conferring majority voting rights in respect of the Principal Employer or any company controlling the Principal Employer has been made and has not been withdrawn the consent of the Principal Employer shall not be required):-

                         (a) apply all or any part of the balance in increasing the pensions or other benefits specified above subject to the Maximum Approvable Benefit not being exceeded, and

                         (b) provide benefits in a different form from those specified in the Rules.

             (3) After applying the assets of the Scheme in order to meet the liabilities specified in Rule 33.05(1) and after any increase of benefits under Rule 33.05(2) the Trustees shall subject to section 76 of the 1995 Act pay or transfer any balance of the assets to one or more of the Employers in such proportions as the Trustees shall determine.

             (4) The order of priority in Rule 33.05(1) shall be varied to the extent (if any) necessary to comply with the 1995 Act.

33.06 METHOD OF CALCULATING PROPORTION OF FUND ON WITHDRAWAL OR DISPOSAL OF AN EMPLOYER OR UNDERTAKING
             As at the date an Employer withdraws from the Scheme under Rule
             33.03 the Principal Employer shall determine on the advice of the Actuary the proportion of the Fund (the "Segregated Fund") attributable to those Members employed or formerly employed by the Employer. The Segregated Fund shall not without the consent of the Principal Employer exceed the lesser of:-

             (a) the Members' Cash Equivalents (less the value of the liabilities for guaranteed minimum pensions where these are retained by the Scheme) and

             (b) the amount found by relating the total Fund assets to total Fund liabilities and applying that proportion to the accrued liabilities of the Members concerned as at that date.

             For the purpose of this Rule "Employer" includes any undertaking or business carried on by any of the Employers.

             The costs, charges and expenses relating to this Rule shall be borne by the Segregated Fund and the Fund in the proportion determined by the Principal Employer.

33.07        METHODS OF SECURING BENEFITS
             The benefits specified in Rule 33.05 shall be secured or the proportion of the Fund determined under Rule 33.06 applied:

             (a)         by a transfer of assets in accordance with Rule 15.05;
                         or

             (b) by the purchase of annuities or other assurance policies from an Approved Insurer; or

             (c) in some other manner permitted under section 74 of the 1995 Act.

                            APPENDIX A - DEFINITIONS

1.01 "ACTIVE MEMBER" means a Member in Service, who has not attained Normal Pension Date and who is by reason of contributions made by or in respect of him earning benefits under the Scheme by reference to Service after the Commencement Date. References to "Active Membership" are references to the status of being an Active Member.

1.02 "ACTUARY" means a Fellow or a firm of Fellows of the Institute or Faculty of Actuaries except that in relation to services which under the 1995 Act must be provided by the Scheme Actuary as defined in the 1995 Act, the Actuary shall be the individual appointed by the Trustees as the Scheme Actuary.

1.03 "APPROVED INSURER" means an insurance company which is carrying on ordinary long-term insurance business in the United Kingdom or any other member State of the European Community (and which is authorised by the competent authority of the relevant member State) or an authorised friendly society as defined in regulation 6(4) of the Occupational Pension Schemes (Preservation of Benefits) Regulations 1991.

1.04 "ASSOCIATED EMPLOYER" means any company or undertaking which is controlled by or associated in business with the Principal Employer, or whose participation in the Scheme will not prejudice Revenue Approval.

1.05         "BASIC SCHEME" means the WWMIS or WWPS (as appropriate).

1.06 "BASIC SCHEME 6% LEVEL MEMBER" means an Employee who is currently paying ordinary contributions to the Basic Scheme at the rate of 6% of pensionable earnings or pensionable salary (as appropriate) thereunder.


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

1.07         "BENEFICIARIES" means:-

             (i) the Member's spouse, or any ancestor or descendant (however remote) of the Member or of his spouse, and the spouse of any such ancestor or descendant;

             (ii) the Member's step-children, brothers or sisters (whether of the whole or of the half-blood) and any descendant of any such brothers or sisters, and the spouse of any such brother or sister or of any descendant of a brother or sister;

             (iii) the Member's step-brother or step-sister, whether the Member was or was not liable for or to contribute to their maintenance or support;

             (iv)        the Member's Common Law Spouse;

             (v) any other person who, in the Trustees' opinion has been dependent or partly dependent upon the Member for maintenance or support or who had a moral claim on that Member;

             (vi) any person or body (whether or not charitable) of whom the Member has notified the Trustees as being a person or body he wishes to be considered as a recipient of benefit in the event of his death;

             (vii) any person or body beneficially interested under any testamentary disposition of the Member; and

             (viii)      the Member's personal representatives.

             For the purposes of this definition:-

             (a) "SPOUSE" includes wife, husband, widow, widower, and any former wife or husband, and a person with whom the Member has gone through any ceremony of marriage;


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

             (b) "DESCENDANT" includes persons who are illegitimate, persons claiming by reason of adoption, or by reason of having been treated as children of the family;

             (c) the class of Beneficiaries shall be closed at the date of the Member's death, except that it shall include persons then conceived who, if they had been born, would have fallen within the class set out above.

1.08 "CASH EQUIVALENT" means the value of the benefits which have accrued to and in respect of a Member who ceases to be an Active Member (including any benefits arising in respect of a Member's Voluntary Contributions) calculated in accordance with methods and assumptions approved and certified by the Actuary to the Trustees:-

             (i) as being consistent with the requirements of Chapter IV of Part IV of the 1993 Act;

             (ii) as being consistent with the edition of "Retirement Benefit Schemes - Transfer Values (GN11)" published by the Institute of Actuaries and the Faculty of Actuaries current at the Guarantee Date, or if the Cash Equivalent is of money purchase benefits, at the Relevant Date;

             (iii) as being consistent with the methods adopted and assumptions made, at the time the Actuary's certificate is issued, in calculating the benefits to which entitlement arises under the Rules of the Scheme for a person who is acquiring transfer credits thereunder; and

             (iv) (for as long as the minimum funding requirement referred to in section 56 of the 1995 Act applies to the Scheme) as providing as a minimum an amount consistent with the methods and assumptions adopted in calculating, for the purposes of section 57 of that Act (valuation and certification of assets and liabilities), the liabilities mentioned in paragraphs
                         (a), (c)(i) and (d) of section 73(3) of that Act (preferential

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

                         liabilities on winding up), subject, in any case where the Cash Equivalent calculation is made on an individual and not a collective basis, to any adjustments which are appropriate to take account of that fact.

             Where a Cash Equivalent or any proportion of a Cash Equivalent relates to money purchase benefits which do not fall to be valued in a manner which involves making estimates of the value of benefits, then that Cash Equivalent or that portion shall be calculated and verified in such manner as may be approved in particular cases by the Trustees and in accordance with methods consistent with the requirements of Chapter IV of Part IV of the 1993 Act.

1.9 "CHILD" or "CHILDREN" means a Member's child or children including an unborn child and an adopted child. An illegitimate child, step-child or child accepted as a child of the family is not included unless the child was dependent on the Member at the time of the Member's death. For the purposes of the Scheme a person remains a Child until:-

             (i)         he attains age 17 or

             (ii)        until age 21

                         (a) if he continued in full-time education or professional or vocational training which will continue for at least 2 years unless the Trustees at their discretion accept a shorter period, or

                         (b) for so long as he is unable to support himself financially by reason of physical or mental incapacity which arose before the Member's death

             The Trustees may at their discretion continue to treat a person as a Child after he has attained age 21 while he continues in full-time education or professional or vocational training or is suffering from mental or physical incapacity and is unable to support himself financially.

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


1.10         "COMMENCEMENT DATE" means 6 April 1990.

1.11 "COMMON LAW SPOUSE" means the person (if any) with whom a deceased Member lived as if he was married (but without having entered into any legally recognised marriage ceremony) at the date of his death. Where the Trustees decide that there are 2 or more persons who qualify under this definition the Trustees may divide the benefit between the persons in such proportions as they think fit and may exclude one or more persons from benefit if they likewise think fit.

1.12         "DEFINITIVE DEED" means the definitive trust deed to which this
             Schedule is attached, and all amendments and modifications to it made from time to time.

1.13 "DEPENDANT" means the Member's Child, common law spouse or any other person who, in the opinion of the Trustees, falls into this category being at the date of the Member's death financially dependent or partly dependent upon him for maintenance or support. "Dependants" means all such persons.

1.14 "DISCLOSURE REGULATIONS" means the Occupational Pension Schemes (Disclosure of Information) Regulations 1996.

1.15         "EMPLOYEE" means an employee or director of an Employer.

1.16 "EMPLOYERS" means the Principal Employer and those Associated Employers admitted to participation in the Scheme, or such one or more of any of them as the context shall determine or the circumstances require. "Employer" in relation to any person means whichever it is of the Employers in whose employment that person is or was at the relevant time, or those Employers (if more than one) in whose employment he has been during the relevant period. In the event of any dispute as to whether a person is an eligible employee the decision of the Principal Employer shall be final.



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

1.17 "EMPLOYER'S OTHER SCHEMES" means all United Kingdom retirement benefits schemes (other than the Scheme) of the Employers or any of them, or to which the Employers or any of them contributes or has contributed.

1.18 "FINAL DISSOLUTION DATE" means the day before the 80th anniversary of the Commencement Date, or such later date as may then be lawful in relation to the continuation of the trusts of the Scheme.

1.19         "FINAL PENSIONABLE SALARY" means the greater of:-

             (a) the Pensionable Salary payable to the Member in the 12 months ending on the last day of a Member's Active Membership

             and

             (b) the highest average Pensionable Salary payable to the Member in 3 consecutive tax years ending not earlier than 10 years before Normal Pension Date or the earlier date of cessation of Active Membership. In making this calculation each year's Pensionable Salary shall be separately increased in proportion to the increase in the Price Index during the period between the end of that year and the Member's Normal Pension Date or earlier cessation of Active Membership.

1.20 "FUND" means the assets of the Scheme from time to time, including the contributions, transfer payments, capital and income receipts held by or on behalf of the Trustees upon the trusts of the Scheme.

1.21         "FUND MANAGER" has the same meaning as in section 124 of the 1995
             Act.

1.22 "GUARANTEE DATE" has the same meaning as in section 93A(2) of the 1993 Act.

1.23 "INCAPACITY" means physical or mental ill-health or infirmity which in the Principal Employer's opinion:-


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
             (i)         is permanent;

             (ii) prevents the individual from following his normal employment; and

             (iii)       seriously impairs his earning capacity.

1.24 "MAXIMUM APPROVABLE BENEFIT" means the relevant maximum benefit which may be provided under the Scheme whilst complying with Appendix C to the Rules.

1.25 "MEMBER" means a person who has been admitted to Membership and remains entitled to benefit under the Scheme. In relation to each of the Employers, any reference to Members means those Members in or formerly in its Service. References to "Membership" are references to the status of being a Member.

1.26         "NORMAL PENSION DATE" means the day before a Member attains age 60.

1.27         "OVERSEAS SERVICE" in respect of a Member means:-

             (i) service in the employment of the Employers outside the United Kingdom, or

             (ii) secondment by the Employers to service outside the United Kingdom either with one of the Employers or otherwise on its behalf PROVIDED that either:-

                         (a) such service is specified to be for a period not exceeding 36 months, or

                         (b) the Trustees obtain the agreement of the Board of Inland Revenue to the continued participation of the Member in the Scheme.


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

1.28     "PENSIONABLE SALARY" means:-

         (a) in respect of an Active Member who participates in a profit-related pay scheme registered under Chapter III of Part V of the Income and Corporation Taxes Act 1988, the annual notional rate of salary and wages payable to the Member in respect of contractual hours of employment (as determined by the Employer) such notional amount being the salary and wages which would have been payable had the profit-related pay scheme not been introduced; and

         (b) in respect of any other Active Member, the annual rate of salary and wages payable to the Member in respect of contractual hours of employment together in each case with:-

         (i)      local weighting;
         (ii) all bonus payments (inclusive of contractual and conditional overtime and interim productivity payments but excluding casual overtime payments);
         (iii)    lead-in payments;
         (iv)     stand-by payments; and
         (v) "protected" payments corresponding to any of the above items of pay.

         Benefits in kind, payments in lieu, payments under a profit-related pay scheme registered as aforesaid, or any other payments made to an employee which are not set out above shall not be pensionable.

         Subject to the agreement of the Trustees, the Principal Employer shall from time to time be entitled to classify as Pensionable Salary any payments excluded or not mentioned above.

1.29 "PENSIONABLE SERVICE" means in relation to a Member, the total period of complete years (and pro rata for any period of complete months):-

             (a)         of Active Membership; and


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
             (b) which was reckonable as pensionable under the Basic Scheme, ending on the day next preceding the day on which he became a Member

             Any period under (a) or (b) which is less than a complete month shall be treated as a complete month. No period shall be reckoned twice. Any period of Pensionable Service in respect of which a pension is being or has already been paid under the Scheme shall be excluded.


1.30 "PERSONAL PENSION" means a personal pension scheme approved under Chapter IV of Part XIV of the Taxes Act.

1.31 "PRICE INDEX" means the Index of Retail Prices published by the Department of Employment, or such other index as may from time to time be approved for use for this purpose by the Board of Inland Revenue.

1.32 "PRINCIPAL EMPLOYER" means Wessex Water Plc and shall unless inconsistent with the context include any other company, body, undertaking or person which or who:-

             (i) succeeds to the business or a substantial part of the business of the Principal Employer in any way; or

             (ii) is the holding company of the Principal Company or of a company body or undertaking falling within (i) above and which pursuant to Clause 1.05 shall with the consent of the Trustees by deed have assumed the obligations of the Principal Employer under the Scheme.

1.33         "QUALIFYING SERVICE" means the aggregate of:-

             (i)         periods of Active Membership whether or not continuous;

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

             (ii) every period of membership of another retirement benefits fund scheme or arrangement in respect of which the Trustees have received a transfer payment; and

             (iii) periods of absence from Service by a Member of the Scheme for the reasons specified in Rule 5.03 excluding any periods of unauthorised absence.

             PROVIDED that:-

             (a) no account shall be taken of any period which does not qualify the Member for those benefits under the Scheme which would be payable to or in respect of him if he remained in Service until Normal Pension Date;

             (b)         no period shall be reckoned twice;

             (c) interruptions of an interval not exceeding 1 month and 1 day in continuous Service, employment or membership as aforesaid shall be disregarded; and

             (d) interruptions in continuous Service, employment or membership as aforesaid which are attributable to maternity absences arising from the exercise of a right granted by the Employment Rights Act 1996 shall be disregarded.

1.34 "REGULATORY AUTHORITY" means the Occupational Pensions Regulatory Authority or the Department of Social Security or any other statutory body which has supervisory powers in relation to the Scheme.

1.35 "RELEVANT BENEFITS" has the meaning given in Section 612(1) of the Taxes Act.

1.36         "RELEVANT DATE" has the meaning given in section 94(2) of the 1993
             Act.


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

1.37 "REVENUE APPROVAL" means approval of the Scheme by the Board of Inland Revenue as an exempt approved scheme for the purposes of the Taxes Act.

1.38 "RULES" means the rules set out in the Schedule to the Definitive Deed and any amendments or modifications to them from time to time made.

1.39         "SCHEDULE OF CONTRIBUTIONS" means the schedule required by section 58 of the 1995 Act.

1.40 "SCHEME" means the retirement benefits scheme set out in the Definitive Deed and the Rules.

1.41 "SCHEME YEAR" means the twelve calendar months commencing on 1st April in each year.

1.42 "SERVICE" means employment as a permanent employee or a director with an Employer whether in Great Britain, Northern Ireland or such other territory or territories as the Employers may with the approval of the Board of Inland Revenue from time to time agree. For the purpose of the Rules transfer from one to another of the Employers shall not be construed as termination or interruption of Service.

1.43 "SPOUSE" means the person (if any) to whom a deceased Member was married at the date of his death. Where any benefit is expressed under the Rules as being payable to a Spouse, it shall be payable as of right only to the person who qualifies as above. In the event of the Trustee deciding that there are in consequence 2 or more persons eligible for benefit it may divide the benefit between them in such proportions as it thinks fit and may exclude one or more persons from benefit if it likewise thinks fit.

1.44 "STATEMENT OF INVESTMENT PRINCIPLES" means the written statement required by section 35(1) of the 1995 Act.

1.45 "TAXES ACT" means the Income and Corporation Taxes Act 1988 and any regulations made from time to time under the Act.

1.46 "TOP-UP PENSION" means an annual pension at Normal Pension Date calculated as set out in Rule 11.02.

1.47 "TRIVIAL AMOUNT" in relation to the amount of a pension means an annual rate not exceeding(pound)260 or such higher rate as may be prescribed from time to time by regulations made under the 1993 Act and as is consistent with Revenue Approval.

1.48 "TRUSTEES" means the trustee or trustees for the time being of the Scheme.

1.49 "VOLUNTARY CONTRIBUTIONS" means the contributions a Member makes voluntarily in order to secure additional benefits under the Scheme.

1.50 "WASF" means the statutory scheme administered in accordance with the Local Government Superannuation Regulations 1986 as amended from time to time.

1.51 "WWMIS" means the Wessex Water Mirror Image Pension Scheme which was established by a trust deed dated 31 August 1989.

1.52 "WWMIS DEED" means the Definitive Trust Deed and Rules of the WWMIS dated 15 June1992 as amended from time to time.

1.53         "WWMIS MEMBER" means a member of the WWMIS.

1.54 "WWPS" means the Wessex Water Pension Scheme which was established by a trust deed dated 28 June 1988.

1.55 "WWPS DEED" means the Definitive Trust Deed and Rules of the WWPS dated 31 August 1989 as amended from time to time.

1.56         "WWPS MEMBER" means a member of the WWPS.

1.57         "1993 ACT" means the Pension Schemes Act 1993.

1.58         "1995 ACT" means the Pensions Act 1995.



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

                    APPENDIX B - LUMP SUM COMMUTATION FACTORS



                                                      LUMP SUM FOR EACH
                  AGE AT THE PAYMENT                (POUND)1 PER ANNUM OF
                   DATE OF PENSION                    RETIREMENT PENSION


                               65                         10.80
                               64                         11.04
                               63                         11.28
                               62                         11.52
                               61                         11.76
                               60                         12.00
                               59                         12.24
                               58                         12.48
                               57                         12.72
                               56                         12.96
                               55                         13.20
                               54                         13.44
                               53                         13.68
                               52                         13.92
                               51                         14.16
                               50                         14.40
                               49                         14.64
                               48                         14.88
                               47                         15.12
                               46                         15.36
                               45                         15.60
                               44                         15.84
                               43                         16.08
                               42                         16.32
                               41                         16.56
                               40                         16.80

NOTE:

1. The factors are appropriate to the exact age. They may be calculated by interpolation in respect of the actual age at the payment date.

2. The rate appropriate to age 40 will be used for Members retiring under age 40.

3. If the Trustees consider that the foregoing factors are insufficient or inappropriate for a particular purpose they may determine the use of other factors on the advice of the Actuary.

                        APPENDIX C - REVENUE LIMITATIONS


In addition to the definitions in Appendix A, the following definitions apply to this Appendix:-

"AGGREGATE RETIREMENT BENEFIT" means the total of

(i) a Member's pension arising from the Scheme and any Associated Scheme. For a Special Director who is a 1989 Member, Aggregate Retirement Benefit also includes any benefits from either a retirement annuity contract approved under the Taxes Act or a Personal Pension insofar as those benefits are secured in respect of Service; and

(ii) the pension value of a Member's Lump Sum Retirement Benefit. In calculating the amount of the Aggregate Retirement Benefit of a 1989 Member who ceases to be in Active Membership on or after 31st August 1991 the pension equivalent of the Member's Lump Sum Retirement Benefit is one twelfth of its total cash value.

"ASSOCIATED EMPLOYMENT" shall mean two or more concurrent employments held by the Member which are associated, i.e. where

(i)      there is a period where the Member has held all of them,

(ii) the period counts under the Scheme in the case of all of them as a period in respect of which benefits are payable, and

(iii)    during the period all the Employers in question are associated.

"ASSOCIATED SCHEME" means

(i) for a 1989 Member any Relevant Scheme which is a Connected Scheme or which provides benefits in respect of Service, or

(ii) for a pre-1989 Member any Relevant Scheme providing benefits in respect of Service.

"CONNECTED SCHEME" means any Relevant Scheme which is connected to the Scheme in relation to a Member, i.e if

(i) there is a period during which the Member has been employed by two of the Employers

(ii) the period counts under both schemes as a period in respect of which benefits are payable and

(iii) the period counts under one scheme for Service with one Employer and under the other scheme for Service with the other Employer.

"FINAL REMUNERATION" is the greater of

(i) the Member's fixed remuneration from the Employer for any one of the five years before Active Membership ends, plus the yearly average of fluctuating earnings for the three years (or other period decided by the Trustees as would not affect Revenue Approval) before the end of that year and

(ii) the average of the Member's total earnings from the Employers for any three or more consecutive years in the ten years before Active Membership ends subject to the following:-

(a) for a Member in Service whose remuneration has been substantially reduced due to Incapacity for a period of more than ten years before Active Membership ends, Final Remuneration may be calculated at the date when the Member's remuneration was first reduced, and then increased in accordance with the Price Index

(b) where Final Remuneration is calculated using a year other than the twelve months before Active Membership ends, the Member's actual remuneration for that year may be increased in proportion to any rise in the Price Index from the last day of that year up to the end of Active Membership.

         For a pre-1987 Member, this method may only apply to the calculation of the maximum amount of the cash payment for the purposes of Revenue Limitations if it is also used to increase the Member's pension benefits in the same proportions.

(c) an early retirement pension from the Employers may not be included in Final Remuneration

(d) No account will be taken of any earnings connected with shares or the right to acquire shares or anything where tax is chargeable under section 148 of the Taxes Act except where the shares or rights had been acquired before 17th March 1987

(e) for a Special Director, or any other Member whose remuneration in any tax year after 5th April 1987 has exceeded (pound)100,000 (or other figure prescribed in a Treasury order), Final Remuneration is calculated as in (ii) above

(f) for a Pre-1989 Member in calculating the maximum amount of the Lump Sum Retirement Benefit the maximum Final Remuneration is (pound)100,000 (or other figure prescribed in a Treasury order). This restriction shall not apply to a pre-1987 Member.

(g) For a 1989 Member the maximum Final Remuneration shall not exceed the Permitted Maximum and

(h) the total amount of any profit-related pay (whether relieved from income tax or not), and benefits in kind assessed for tax under Schedule E (or in other circumstances agreed with the Inland Revenue), may be included under (i) and (ii) above and treated as fluctuating earnings.

"FSAVCS" means a freestanding additional voluntary contribution arrangement outside the terms of the Scheme to which the Member has contributed.

"LUMP SUM RETIREMENT BENEFIT" means the total value of all retirement benefits payable in any form other than non-commutable pension arising from the Scheme and any Associated

Scheme. For a Special Director who is a 1989 Member, Lump Sum Retirement Benefit also includes any benefits from either a retirement annuity contract approved under Chapter III of Part XIV of the Taxes Act or a Personal Pension insofar as those benefits are secured in respect of Service.

"NORMAL RETIREMENT DATE" means the date of attainment by a Member of the age specified in the Scheme Rules as the age at which a Member should normally retire.

"PERMITTED MAXIMUM" has the same meaning as in section 590C of the Taxes Act.

"RELEVANT SCHEME" means any other scheme approved or seeking approval under the Taxes Act.

"REMUNERATION" in relation to any year means

(i) for a 1989 Member the aggregate of the total earnings for the year in question

         (a)      from the Employer and

         (b)      in respect of any Associated Employment or any Connected
                  Scheme

         which are assessable to income tax under Schedule E but excluding any earnings connected with shares or the right to acquire shares or anything where tax is chargeable under Section 148 of the Taxes Act. No earnings in excess of the Permitted Maximum are included.

(ii) for a pre-1989 Member total earnings from the Employers in the year in question which are assessable to income tax under Schedule E but excluding any earnings connected with shares or the right to acquire shares or anything where tax is chargeable under section 148 of the Taxes Act.

"SERVICE" for the purposes only of this Appendix C of the Rules means:-


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
(i)      for a 1989 Member the aggregate of

         (a)      all periods of service with the Employer; and

         (b) all other periods which count in respect of any Associated Employment or any Connected Scheme

         For a Special Director who is a 1989 Member, this definition shall not include a period of service for an employer who is associated with the Principal Employer by virtue of a permanent community of interest rather than because one employer is controlled by the other or both are controlled by a third party. Where both such employers are participating in the Scheme separate calculations of maximum benefits are required in respect of the separate periods of Service. For the purpose of this paragraph, "control" has the meaning in section 840 of the Taxes Act or, in the case of a close company, section 416 of the Taxes Act.

(ii)     for a pre-1989 Member service with the Employer.

"SPECIAL DIRECTOR" means a Member who, at any time on or after 17 March 1987 and in the last ten years before retirement or otherwise ceasing to be in Pensionable Service, has been a director of the Employer within the definition of sections 417(5)(b) and 612(1) of the Taxes Act.

"1989 MEMBER" means a Member who is not a pre-1989 Member.

"PRE-1989 MEMBER" means a Member who joined the Scheme before 1 June 1989 or who the Board of Inland Revenue have agreed in writing to be a pre-1989 Member by virtue of previous membership of WASF or another retirement benefits scheme and who has not opted to become a 1989 Member. A pre-1989 Member may opt to be treated as a 1989 Member at any time before benefits commence, are bought out or otherwise transferred from the Scheme or the attainment of age 75, whichever first occurs.

"PRE-1987 MEMBER" means a pre-1989 Member who the Board of Inland Revenue have agreed in writing to be a pre-1987 Member by virtue of previous membership of WASF or another retirement benefits scheme and who has not opted to become a 1989 Member.

A.       BENEFITS OF 1989 MEMBERS

1.       The 1989 Member's Aggregate Retirement Benefit shall not exceed:-

                  (a) on retirement at any time between age 50 and age 75, except before Normal Retirement Date on grounds of Incapacity, a pension of l/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval; or

                  (b) on retirement at any time before Normal Retirement Date on grounds of Incapacity, a pension of the amount which could have been provided at Normal Retirement Date in accordance with l(a) above; Final Remuneration being computed as at the actual date of retirement; or

                  (c) on leaving Active Membership before attaining age 75, a pension of l/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval. The amount computed as aforesaid may be increased by 5% for each complete year or, if greater, in proportion to any increase in the Price Index which has occurred between the date of termination of Active Membership and the date on which the pension begins to be payable. Any further increase necessary to comply with DSS requirements is also allowable.

2. Subject always to the provisions of Rule 9.02 (relating to the provision of non-commutable pensions by Members' voluntary contributions) the 1989 Member's Lump Sum Retirement Benefit shall not exceed:-

                  (a) on retirement at any time between attaining age 50 and attaining age 75, except before Normal Retirement Date on grounds of Incapacity, 3/80ths of

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

                         Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval; or

                  (b) on retirement at any time before Normal Retirement Date on grounds of Incapacity, the amount which could have been provided at Normal Retirement Date in accordance with 2(a) above; Final Remuneration being computed as at the actual date of retirement; or

                  (c) on leaving Active Membership before attaining age 75, a lump sum of 3/80ths of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval. The amount computed as aforesaid may be increased in proportion to any increase in the Price Index which has occurred between the date of termination of Active Membership and the date on which the pension begins to be payable but only if and to the same extent as the total benefits have been increased under l(c) above. Provided always that the provisions of this paragraph
                         2. shall not apply to a pension commuted on the grounds of triviality.

3. The lump sum benefit (exclusive of any refund of a Member's own contributions and any interest thereon), payable on the death of a Member while in Service or who having left Active Membership dies before the commencement of pension shall not, when aggregated with all like benefits under Associated Schemes, exceed 4 times Final Remuneration (excluding anything under paragraph (d) of the definition of Final Remuneration) or, if greater, (pound)5,000, less

         (i) any lump sum (other than a refund of a Member's own contributions) payable on the death of the Member under all Relevant Schemes in respect of service with previous employers, and

         (ii) any lump sum life assurance benefit payable (other than a refund of contributions or premiums paid by the Member) on the death of the Member under a retirement annuity contract or trust scheme approved under Chapter III of Part XIV of the Taxes Act or a Personal Pension if the aggregate of such lump sums exceeds (pound)2,500.

4. Any pension for a spouse or a Dependant of the 1989 Member, when aggregated with the pensions, other than those provided by surrender of a Member's own pension, payable to that spouse or Dependant under or arising from all Associated Schemes, shall not exceed an amount equal to 2/3rds of the Aggregate Retirement Benefit -

         (a) being paid to the Member at the date of death (including any pension increases), or

         (b) being a deferred benefit payable to the Member at any time between attaining age 50 and attaining age 75, or

         (c) prospectively payable to a Member, if the Member dies in Service, if the Member remained in Service up to Normal Retirement Date at the rate of pay in force immediately before the Member's death, or

         (d) prospectively payable to the Member on death in Service after Normal Retirement Date on the basis that retirement took place on the day before the date of death,

         or such greater amount as will not prejudice Revenue Approval.

         If pensions are payable to more than one Dependant of a Member, the aggregate of all spouse's pensions and Dependants' pensions so payable under or arising from this and all Associated Schemes shall not exceed the full amount of whichever is the appropriate Aggregate Retirement Benefit under (a), (b), (c) or (d) above or such greater sum as will not prejudice Revenue Approval.

5. The maximum amount of a pension ascertained in accordance with this section A, less any pension which has been commuted for a lump sum or given up in order to provide an annuity for a Dependant, may be increased by 3% for each complete year or, if greater, in proportion to the increase in the Price Index which has occurred, since the pension commenced to be paid.

6. The preceding provisions of this section A shall be modified in their application to a Member who is or has been during membership of the Scheme a Special Director so that the amount of the maximum Aggregate Retirement Benefit in 1. and of the maximum Lump Sum Retirement Benefit in 2. shall be reduced, where necessary for continuance of Revenue Approval, so as to take account of any corresponding benefits under either a retirement annuity contract or trust scheme approved under Chapter III of Part XIV of the Taxes Act or a Personal Pension.

7. Where, in addition to being a Member, the 1989 Member is also a member of a FSAVCS, the provisions of the following sentence shall apply in relation to any augmentation of the benefits provided for the Member by the Scheme after withdrawal from the Scheme. Any provisions in the Scheme imposing a limit on the amount of a benefit provided for the Member shall have effect (notwithstanding anything in them to the contrary) as if they provided for the limit to be reduced by the amount of any like benefit provided for the Member by the FSAVCS.

8. For a 1989 Member, the Scheme provisions shall have effect (notwithstanding anything in them to the contrary) as if they provided that a Member's retirement benefit shall be paid no later than the date on which he attains age 75.

9. If the 1989 Member elects to take any part of the benefits under the Scheme in advance of actual retirement, the limits set out in 1. and 2. above shall apply as if the Member had retired at the effective date of the election as aforesaid, no account being taken of subsequent Service, except that the maximum amount of any uncommuted pension not commencing immediately may be increased either actuarially in respect of the period of deferment or in proportion to any increase in the Price Index during that period.

B.       BENEFITS OF PRE-1989 MEMBERS

(1)      The pre-1989 Member's Aggregate Retirement Benefit shall not exceed:-

         (a) on retirement from Active Membership at (or on retirement before) Normal Retirement Date, a pension of l/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval; or

         (b) on retirement (or, when applicable, deemed retirement in accordance with (6) below) after Normal Retirement Date, a pension of the greatest of: -

                  (i) the amount calculated in accordance with whichever is applicable of (l)(a) above and (l)(c) below on the basis that the actual date of retirement (or, when applicable, deemed retirement as aforesaid) was the Member's Normal Retirement Date; or

                  (ii) the amount which could have been provided at Normal Retirement Date in accordance with whichever is applicable of (l)(a) above and (l)(c) below increased either actuarially in respect of the period of deferment or in proportion to any increase in the Price Index during that period; or

                  (iii) where the Member's total Service has exceeded 40 years, the aggregate of l/60th of Final Remuneration for each year of Service before Normal Retirement Date (not exceeding 40 such years) and of a further l/60th of Final Remuneration for each year of Service after Normal Retirement Date, with an overall maximum of 45 reckonable years,

                  Final Remuneration being computed, in the case of (i) and
                  (iii) above, as at the actual date of retirement, but subject always to (6) below; or

         (c) on leaving Active Membership before Normal Retirement Date, a pension of l/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval. The amount computed as aforesaid may be increased by 5% for each complete year or, if greater, in proportion to any increase in the Price Index which has occurred, between the date of termination of Active Membership and the Member's Normal Retirement Date or (if earlier) the date on which the pension begins to be payable. Any further increase necessary to comply with DSS requirements is also allowable.

(2) Subject always to the provisions of Rule 9.02 (relating to the provision of non-commutable pensions by Members' voluntary contributions) the pre-1989 Member's Lump Sum Retirement Benefit shall not exceed: -

         (a) on retirement from Active Membership at (or on retirement before) Normal Retirement Date, 3/80ths of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval; or

         (b) on retirement (or, when applicable, deemed retirement in accordance with (6) below) after Normal Retirement Date, the greatest of: -

                  (i) the amount calculated in accordance with whichever is applicable of (2)(a) above and (2)(c) below on the basis that the actual date of retirement (or, when applicable, deemed retirement as aforesaid) was the Member's Normal Retirement Date, or

                  (ii) the amount which could have been provided at Normal Retirement Date in accordance with whichever is applicable of (2)(a) above and (2)(c) below together with an amount representing interest thereon, or

                  (iii) where the Member's total Service has exceeded 40 years, the aggregate of 3/80ths of Final Remuneration for each year of Service before

                         Normal Retirement Date (not exceeding 40 such years) and of a further 3/80ths of Final Remuneration for each year of Service after Normal Retirement Date, with an overall maximum of 45 reckonable years,

                  Final Remuneration being computed, in the case of (i) and
                  (iii) above, as at the actual date of retirement, but subject always to (6) below; or

         (c) on leaving Active Membership before Normal Retirement Date, a lump sum of 3/80ths of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval.

                  The amount computed as aforesaid may be increased in proportion to any increase in the Price Index which has occurred between the date of termination of Active Membership and the Member's Normal Retirement Date or (if earlier) the date on which the Member's pension begins to be payable, but only if and to the same extent as the total benefits have been increased under (l)(c) above. Provided always that the provisions of this paragraph (2) shall not apply to a pension commuted on the grounds of triviality.

(3) The lump sum benefit (exclusive of any refund of a Member's own contributions and any interest thereon), payable on the death of a Member while in Active Membership or having withdrawn from Active Membership before the commencement of the Member's pension, shall not, when aggregated with all like benefits under Associated Schemes exceed 4 times the Member's Final Remuneration (excluding any amounts under (d) of that definition), or, if greater, (pound)5,000, less

         (a) any lump sum (other than a refund of the Member's own contributions) payable on the death of the Member under all Relevant Schemes in respect of service with previous employers, and

         (b) any lump sum life assurance benefit (other than a refund of contributions or premiums paid by the Member) payable on the death of the Member under a retirement annuity contract or trust scheme approved under Chapter III of Part XIV of the Taxes Act or a Personal Pension,

         if the aggregate of such lump sum exceeds (pound)2,500.

(4) Any pension for a spouse or a Dependant of the pre-1989 Member, when aggregated with the pensions, other than those provided by surrender of the Member's own pension, payable to a spouse or Dependant under or arising from all Associated Schemes, shall not exceed an amount equal to 2/3rds of the Aggregate Retirement Benefit -

                  (a) being paid to the Member at the date of death (including any pension increases), or

                  (b) being a deferred benefit payable to the Member at Normal Retirement Date, or

                  (c) prospectively payable to the Member, on death in Service, if the Member had remained in Service up to Normal Retirement Date at the rate of pay in force immediately before the Member's death (and assuming that contributions by and in respect of the Member to the Scheme, and if applicable to any Associated Scheme, had continued up to Normal Retirement Date at the same rate as they were being paid on the date of death), or

                  (d) prospectively payable to the Member on death in Service after Normal Retirement Date on the basis that retirement took place on the day before the date of death, or such greater amount as will not prejudice Revenue Approval.

         If pensions are payable to more than one spouse and Dependant aforesaid, the aggregate of all spouse's pensions and Dependants' pensions so payable under or arising from this and all Associated Schemes shall not exceed the full amount of whichever is the appropriate Aggregate Retirement Benefit under (a), (b), (c) or (d) above or such greater sum as will not prejudice Revenue Approval.

(5) The maximum amount of a pension ascertained in accordance with this section, less any pension which has been commuted for a lump sum (except where Inland Revenue practice otherwise permits) or given up in order to provide an annuity for a Dependant, may be increased by 3% for each complete year or, if greater, in proportion to the increase in the Price Index which has occurred since the pension commenced to be paid.

(6) If the pre-1989 Member elects to take any part of the benefits under the Scheme in advance of actual retirement, the limits set out in (1) and (2) above shall apply as if the Member had retired at the effective date of the election as aforesaid, no account being taken of subsequent Service, except that the maximum amount of any uncommuted pension not commencing immediately may be increased either actuarially in respect of the period of deferment or in proportion to any increase in the Price Index during that period.

(7) The preceding provisions of this section shall be modified in their application to a Member who is or has been during membership of the Scheme a Special Director so that the amount of the maximum Aggregate Retirement Benefit in (1) above and of the maximum Lump Sum Retirement Benefit in (2) above shall be reduced, where necessary for continuance of Revenue Approval, so as to take account of any corresponding benefits under either a retirement annuity contract or trust scheme approved under Chapter III of Part XIV of the Taxes Act or a Personal Pension and in relation to a Member who is a Special Director at the Normal Retirement Date, as follows:-

                  (a) where the Member's pension commences after Normal Retirement Date but not later than the 70th birthday,
                         (l)(b)(ii), (l)(b)(iii), (2)(b)(ii) and (2)(b)(iii)
                         shall not apply, and if it commences later than the attainment of that age, the said paragraphs shall apply as if the 70th birthday had been specified in the Rules as the Member's Normal Retirement Date, so as not to treat as Service after Normal Retirement Date any Service before the Member reaches age 70

                  (b) where (6) above applies to the Member, the rate of the actuarial increase, referred to therein in relation to any period of deferment prior to the Member reaching age 70, shall not exceed the percentage increase in the Price Index during that period.

C.       CONTRIBUTIONS

             The total contributions to be paid by the Member in a year of assessment to this and any Relevant Scheme providing benefits in respect of Service shall not exceed 15% of the Member's Remuneration for that year in respect of that Service.

                                   APPENDIX D

                           EARLIER GOVERNING DOCUMENTS


NO           DATE                    INSTRUMENT                       PARTIES

1.           18 March 1991           Interim Trust                    The Principal Employer (1)
                                     Deed                             Wessex Water Services Limited & Ors (2)
                                                                      Dr A.K. Barbour & Anor (3)

2.           23 August 1991          Deed of Appointment              The Principal Employer (1)
                                     of Trustee                       Dr A.K. Barbour & Anor (2)
                                                                      D.N.A. McLure (3)

3.           5 August 1992           Definitive Trust                 The Principal Employer (1)
                                     and Rules                        Dr A.K. Barbour & Ors (2)

EXECUTED AS A DEED, but not delivered
until the date hereof, by WESSEX WATER PLC
acting by:




 ............................................. Director




 ............................................. Secretary/Director








SIGNED and DELIVERED as a deed             )
by the said                                )
ALAN FRANCIS CROFTS                        )
in the presence of:-                       )




Witness

Occupation


Address

SIGNED and DELIVERED as a deed                  )
by the said                                     )
RODERICK DAVID KENT                             )
in the presence of:-                            )




Witness

Occupation


Address





SIGNED and DELIVERED as a deed                  )
by the said                                     )
NICHOLAS ANTHONY WILLIAM                        )
WHEATLEY in the presence of:-                   )




Witness

Occupation


Address